FOURTH AMENDMENT TO CREDIT AGREEMENT THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of October 28, 2022 (the “Fourth Amendment Effective Date”), is among HARMONIC INC. and HARMONIC INTERNATIONAL GmbH, as Borrowers, the other Loan Parties party hereto, and JPMORGAN CHASE BANK, N.A., as Lender. RECITALS: Borrowers and Lender have entered into that certain Credit Agreement dated as of December 19, 2019 (as amended by (i) the First Amendment to Credit Agreement, dated as of May 28, 2020, (ii) the Limited Consent to Credit Agreement, dated as of June 25, 2020, (iii) the Second Amendment to Credit Agreement, dated as of October 30, 2020, and (iv) the Third Amendment to Credit Agreement dated as of November 10, 2020, and as amended hereby and as the same may hereafter be amended or otherwise modified, the “Agreement”). Borrowers and Lender now desire to amend the Agreement as herein set forth. NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the Fourth Amendment Effective Date unless otherwise indicated: ARTICLE 1. Definitions Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. ARTICLE 2. Amendment Section 2.1. Amendments to the Agreement. The Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in the pages attached as Annex I hereto. The Schedules and Exhibits to the Agreement remain unmodified. ARTICLE 3. Conditions Section 3.1. Conditions Precedent. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent: (a) The Lender (or its counsel, Winstead PC) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Lender (which may include fax or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment; (b) The Lender shall have received certificates of appropriate government officials of the state of incorporation of the Company as to the existence and good standing of the Company, dated as of a date acceptable to the Lender. (c) The Lender shall have received (i) the Fourth Amendment Fee and (ii) all other fees required to be paid and all expenses required to be reimbursed for which invoices have been presented 4863-1910-3796v.5 13312-673

FOURTH AMENDMENT TO CREDIT AGREEMENT, Page 2 (including the reasonable fees and expenses of legal counsel) on or before the Fourth Amendment Effective Date. (d) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the Fourth Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). (e) No Default shall have occurred and be continuing, and no event shall have occurred and no condition shall exist which has or could be reasonably expected to have a Material Adverse Effect. ARTICLE 4. Ratifications, Representations and Warranties Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Agreement as amended hereby and the other Loan Documents shall continue to be a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. For all matters arising prior to the effective date of this Amendment (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed. Section 4.2. Representations and Warranties. Each Loan Party represents and warrants to the Lender that (and where applicable, agrees) as follows: (a) both before and after giving effect to this Amendment, no Default shall have occurred and be continuing; (b) both before and after giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects); (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of such Loan Party and does not and will not: (1) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (2) violate any material Requirement of Law applicable to any Loan Party or any Subsidiary, (3) violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary, and (4) result in the creation or imposition of, or other requirement to create, any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents; (d) the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of each Loan Party and the resolutions of such Loan Party last delivered to the Lender have not been modified or rescinded and remain in full force and effect; and (e) this Amendment constitutes a legal, valid and

FOURTH AMENDMENT TO CREDIT AGREEMENT, Page 3 binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. ARTICLE 5. Miscellaneous Section 5.1. Survival of Representations and Warranties. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Amendment, the Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Revolving Commitment has not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and Section 8.03 of the Agreement shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby or thereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Commitment or the termination of the Agreement or any other Loan Document or any provision hereof or thereof. Section 5.2. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby. Section 5.3. Loan Document. This Amendment is a Loan Document and is subject to the terms of the Agreement. Section 5.4. Expenses of Lender. As provided in the Agreement, jointly and severally, shall pay all reasonable out-of-pocket expenses incurred by the Lender and its Affiliates, including the reasonable fees, charges and disbursements of outside counsel for the Lender, in connection with the preparation and administration of this Amendment. Section 5.5. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 5.6. Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. Section 5.7. Successors and Assigns. This Amendment is binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate

FOURTH AMENDMENT TO CREDIT AGREEMENT, Page 4 of the Lender that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) Lender may not assign or otherwise transfer its rights or obligations hereunder except in accordance with Section 8.04 of the Agreement. Any assignment or other transfer made in violation of this Section shall be void. Section 5.8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment, the Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 5.9. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower or any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. Section 5.10. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment. Section 5.11. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [Signatures on following pages]

Executed as ofthe date first written above. By: Na Title: Chief Financial Officer HARMONIC INTERNATIONAL-Gm9bl'ha.Ég" a#ls# Title: Managing Officer FOURTH AMENDMENT TO CREDIT AGREEMENT, Signature Page

FOURTH AMENDMENT TO CREDIT AGREEMENT, Signature Page JPMORGAN CHASE BANK, N.A. By: Name: Shiv Kariwala Title: Authorized Signatory

ANNEX I TO FOURTH AMENDMENT TO CREDIT AGREEMENT CREDIT AGREEMENT dated as of December 19, 2019, among HARMONIC INC. and HARMONIC INTERNATIONAL GmbH and JPMORGAN CHASE BANK, N.A. 4876-8009-4004v.1 13312-6734 13312-673

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 1 SECTION 1.01 Defined Terms 1 SECTION 1.02 Classification of Loans and Borrowings 2830 SECTION 1.03 Terms Generally 2830 SECTION 1.04 Accounting Terms; GAAP 2930 SECTION 1.05 . Interest Rates; LIBORBenchmark Notification 3031 SECTION 1.06 Status of Obligations 3032 SECTION 1.07 Times of Day 3032 SECTION 1.08 Rounding 3032 ARTICLE II THE CREDITS 3132 SECTION 2.01 Commitments 3132 SECTION 2.02 Loans and Borrowings 3132 SECTION 2.03 Borrowing Procedures; Requests for Revolving Borrowings 3133 SECTION 2.04 Letters of Credit 3233 SECTION 2.05 Funding of Borrowings 3536 SECTION 2.06 Interest Elections 3537 SECTION 2.07 Termination and Reduction of Commitment 3638 SECTION 2.08 Repayment of Loans; Evidence of Debt 3738 SECTION 2.09 Prepayment of Loans 3839 SECTION 2.10 Fees 3839 SECTION 2.11 Interest 3940 SECTION 2.12 Alternate Rate of Interest; Illegality 4041 SECTION 2.13 Increased Costs 4143 SECTION 2.14 Break Funding Payments 4244 SECTION 2.15 Withholding of Taxes; Gross-Up 4344 SECTION 2.16 Payments Generally; Allocation of Proceeds 4647 SECTION 2.17 Returned Payments 4748 SECTION 2.18 Determination of Dollar Amounts 4749 SECTION 2.19 Judgment Currency 4849 ARTICLE III REPRESENTATIONS AND WARRANTIES 4849 SECTION 3.01 Organization; Powers 4849 SECTION 3.02 Authorization; Enforceability 4849 SECTION 3.03 Governmental Approvals; No Conflicts 4850 SECTION 3.04 Financial Condition; No Material Adverse Change 4950 SECTION 3.05 Properties 4950 SECTION 3.06 Litigation and Environmental Matters 4951 SECTION 3.07 Compliance with Laws and Agreements; No Default 5051 SECTION 3.08 Investment Company Status 5051 SECTION 3.09 Taxes 5051 SECTION 3.10 Compliance with Swiss Non-Bank Rules 5051 SECTION 3.11 ERISA 5052 SECTION 3.12 Disclosure 5152 SECTION 3.13 Material Agreements 5152 SECTION 3.14 Solvency 5152 SECTION 3.15 Insurance 5153 i

ii SECTION 3.16 Capitalization and Subsidiaries 5253 SECTION 3.17 Security Interest in Collateral 5253 SECTION 3.18 Employment Matters 5253 SECTION 3.19 Margin Regulations 5254 SECTION 3.20 Use of Proceeds 5254 SECTION 3.21 No Burdensome Restrictions 5354 SECTION 3.22 Anti-Corruption Laws and Sanctions 5354 SECTION 3.23 Plan Assets; Prohibited Transactions 5354 ARTICLE IV CONDITIONS 5354 SECTION 4.01 Effective Date 5354 SECTION 4.02 Each Credit Event 5557 ARTICLE V AFFIRMATIVE COVENANTS 5657 SECTION 5.01 Financial Statements; Borrowing Base and Other Information 5657 SECTION 5.02 Notices of Material Events 5860 SECTION 5.03 Existence; Conduct of Business 5960 SECTION 5.04 Payment of Obligations 5961 SECTION 5.05 Maintenance of Properties 6061 SECTION 5.06 Books and Records; Inspection Rights 6061 SECTION 5.07 Compliance with Laws and Material Contractual Obligations 6061 SECTION 5.08 Compliance with Swiss Non-Bank Rules 6062 SECTION 5.09 Use of Proceeds 6162 SECTION 5.10 Accuracy of Information 6162 SECTION 5.11 Insurance 6162 SECTION 5.12 Casualty and Condemnation 6163 SECTION 5.13 Depository Banks 6163 SECTION 5.14 Additional Collateral; Further Assurances 6263 SECTION 5.15 Post-Closing Obligations 6364 ARTICLE VI NEGATIVE COVENANTS 6364 SECTION 6.01 Indebtedness 6364 SECTION 6.02 Liens 6566 SECTION 6.03 Fundamental Changes 6668 SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions 6769 SECTION 6.05 Asset Sales 6970 SECTION 6.06 Sale and Leaseback Transactions 7071 SECTION 6.07 Swap Agreements 7072 SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness 7072 SECTION 6.09 Transactions with Affiliates 7173 SECTION 6.10 Restrictive Agreements 7273 SECTION 6.11 Amendment of Material Documents 7274 SECTION 6.12 Financial Covenants 7274 ARTICLE VII EVENTS OF DEFAULT 7374 ARTICLE VIII MISCELLANEOUS 7677 SECTION 8.01 Notices 7677 SECTION 8.02 Waivers; Amendments 7778 SECTION 8.03 Expenses; Limitation of Liability; Indemnity; Damage Waiver 77Etc. 79 SECTION 8.04 Successors and Assigns 7981

iii SECTION 8.05 Survival 8182 SECTION 8.06 Counterparts; Integration; Effectiveness; Electronic Execution 8183 SECTION 8.07 Severability 8184 SECTION 8.08 Right of Setoff 8284 SECTION 8.09 Governing Law; Jurisdiction; Consent to Service of Process 8284 SECTION 8.10 California Judicial Reference 8285 SECTION 8.11 WAIVER OF JURY TRIAL 8486 SECTION 8.12 Headings 8487 SECTION 8.13 Confidentiality 8487 SECTION 8.14 Non-reliance; Violation of Law 8587 SECTION 8.15 USA PATRIOT Act 8587 SECTION 8.16 Disclosure 8588 SECTION 8.17 Interest Rate Limitation 8588 SECTION 8.18 No Fiduciary Duty, etc 8688 SECTION 8.19 Marketing Consent 8689 ARTICLE IX LOAN GUARANTY 8789 SECTION 9.01 Guaranty 8789 SECTION 9.02 Guaranty of Payment 8789 SECTION 9.03 No Discharge or Diminishment of Loan Guaranty 8790 SECTION 9.04 Defenses Waived 8890 SECTION 9.05 Rights of Subrogation 8891 SECTION 9.06 Reinstatement; Stay of Acceleration 8991 SECTION 9.07 Information 8991 SECTION 9.08 Termination 8991 SECTION 9.09 Taxes 8991 SECTION 9.10 Maximum Liability 8992 SECTION 9.11 Contribution 9092 SECTION 9.12 Liability Cumulative 9093 SECTION 9.13 Keepwell 9093 ARTICLE X THE BORROWER REPRESENTATIVE. 9193 SECTION 10.01 Appointment; Nature of Relationship 9193 SECTION 10.02 Powers 9193 SECTION 10.03 Employment of Agents 9193 SECTION 10.04 Notices 9194 SECTION 10.05 Successor Borrower Representative 9194 SECTION 10.06 Execution of Loan Documents; Borrowing Base Certificate 9294 SECTION 10.07 Reporting 9294 ARTICLE XI LIMITATIONS FOR SWISS BORROWER. 9294 SECTION 11.01 Limitations for Swiss Borrower 9294 EXHIBITS: Exhibit A – Borrowing Base Certificate Exhibit B – Compliance Certificate Exhibit C – Joinder Agreement

CREDIT AGREEMENT dated as of December 19, 2019 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among HARMONIC INC. and HARMONIC INTERNATIONAL GmbH, as Borrowers, the other Loan Parties party hereto, and JPMORGAN CHASE BANK, N.A., as Lender. The parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Account” has the meaning assigned to such term in the Security Agreement. “Account Debtor” means any Person obligated on an Account. “Acquisition” means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which any Loan Party or any Subsidiary (a) acquires any going business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person. “Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period or for any CBFR Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted One Month LIBOR Rate” means, for any day, an interest rate per annum equal to the sum of (i) 2.50% per annum plus (ii) the Adjusted LIBO Rate for a one-month interest period on such day (or if such day is not a Business Day, the immediately preceding Business Day); provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m. London time on such day. “Adjusted Quick Ratio” means, on any date, the ratio of (a) Quick Assets of the Company and its Subsidiaries on such date to (b) current liabilities of the Company and its Subsidiaries on such date, minus (i) the current portion of deferred revenue, minus (ii) liabilities related solely to (x) the financing of R&D Accounts Receivables, (y) foreign exchange hedging transactions and (z) the financing of SES Drafts, minus (iii) the current portion of the Convertible Notes on such date, minus (iv) the current portion of the operating lease liability of the Company and its Subsidiaries on such date, all determined on a consolidated basis in accordance with GAAP. [3] “Adjusted Term SOFR Rate” means, with respect to any SOFR Loan for any Interest Period, an interest rate per annum equal to (i) the Term SOFR Rate in effect for such Interest Period plus (ii) the SOFR Adjustment. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person. 1

2 “Aggregate Availability” means, at any time, the aggregate Availability of all the Borrowers. “Aggregate Borrowing Base” means the aggregate of the Borrowing Bases of all the Borrowers. “Alternate Rate” has the meaning assigned to such term in Section 2.12(c). “Alternative Currency” means AED, EUR, GBP, MYR, AUD, CAD, MXN and any additional currencies determined after the Effective Date by mutual agreement of the Borrower Representative and Lender; provided that each such currency is a lawful currency that is readily available, freely transferable and not restricted, able to be converted into dollars and available in the London interbank deposit market. “Ancillary Document” has the meaning assigned to it in Section 8.06(b). “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Rate” means, for any day, (a) with respect to any CBFR Loan, 2.00% annum, (b) with respect to any EurodollarSOFR Loan, 3.00% per annum, and (c) with respect to the commitment fees payable under Section 2.10(a), (i) if the Revolving Commitment minus the Revolving Exposure (the "“Undrawn Amount"”) is greater than $12,500,000, 0.50% per annum and (ii) if the Undrawn Amount is less than or equal to $12,500,000, 0.30% per annum. [2] “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) the Lender, (b) an Affiliate of the Lender or (c) an entity or an Affiliate of an entity that administers or manages the Lender. “Availability” means, with respect to each Borrower, at any time, an amount equal to (a) the lesser of (i) the Revolving Commitment and (ii) the Borrowing Base of such Borrower minus (b) the Revolving Exposure. “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Maturity Date and the date of termination of the Revolving Commitment. “Banking Services” means each and any of the following bank services provided to any Loan Party or any Subsidiary by the Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services and cash pooling services). “Banking Services Obligations” means any and all obligations of the Loan Parties or their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services. “Benchmark” means, initially, the Term SOFR Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Rate, then “Benchmark” means the Alternate Rate to the extent that such Alternate Rate has replaced such prior benchmark rate pursuant to clause (c) of Section 2.12.

"Benchmark Transition Event" means the occurrence of one or more of the following events with respect to the ~~LIBO~~Term SOFR Rate:

(i) ~~(1)~~ a public statement or publication of information by or on behalf of the CME Term SOFR Administrator (or any successor administrator of the ~~LIBO Screen~~Term SOFR Rate, or the published component used in the calculation thereof) announcing that such ~~administrator~~CME Term SOFR Administrator has ceased or will cease to provide the ~~LIBO Screen~~Term SOFR Rate (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the ~~LIBO Screen~~Term SOFR Rate (or such component thereof); or

(ii) ~~(2)~~ a public statement or publication of information by the NYFRB, the Federal Reserve Board, or, as applicable, the regulatory supervisor for the ~~administrator of the LIBO Screen Rate, the U.S. Federal Reserve System~~CME Term SOFR Administrator, an insolvency official with jurisdiction over the ~~administrator for the LIBO Screen Rate~~CME Term SOFR Administrator, a resolution authority with jurisdiction over the ~~administrator for the LIBO Screen Rate~~CME Term SOFR Administrator, or a court or an entity with similar insolvency or resolution authority over the ~~administrator for the LIBO Screen Rate~~CME Term SOFR Administrator, in each case, which states that the CME Term SOFR Administrator (or any successor administrator of the ~~LIBO Screen~~Term SOFR Rate, or the published component used in the calculation thereof) has ceased or will cease to provide the ~~LIBO Screen~~Term SOFR Rate (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the ~~LIBO Screen~~Term SOFR Rate (or such component thereof); or

(iii) ~~(3)~~ a public statement or publication of information by the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, or the regulatory supervisor for the CME Term SOFR Administrator (or any successor administrator of the ~~LIBO Screen~~Term SOFR Rate, or the published component used in the calculation thereof), announcing that the ~~LIBO Screen~~Term SOFR Rate (or such component thereof) is no longer, or as of a specified future date will no longer be, representative. ~~[2]~~

For the avoidance of doubt, a "Benchmark Transition Event" will be deemed to have occurred with respect to the Term SOFR Rate if a public statement or publication of information set forth above has occurred with respect to each then-current available tenor of the Term SOFR Rate.

"Beneficial Ownership Certification" means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

"Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230.

"Borrower" or "Borrowers" means, individually or collectively, the Company and the Swiss Borrower.

"Borrower Representative" has the meaning assigned to such term in Section 10.01.

"Borrowing" means Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of ~~Eurodollar~~SOFR Loans, as to which a single Interest Period is in effect.

3

4 “Borrowing Base” means, at any time, with respect to each Borrower, the sum of (a) 85% of such Borrower’s Eligible Accounts at such time, plus (b) 50% of such Borrower’s Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, minus (c) Reserves related to such Borrower. The Lender may, in its Permitted Discretion, reduce the advance rates set forth above, adjust Reserves or reduce one or more of the other elements used in computing the Borrowing Base. “Borrowing Base Certificate” means a certificate, signed and certified as accurate and complete in all material respects by a Financial Officer of the Borrower Representative, in substantially the form of Exhibit A or another form which is acceptable to the Lender in its sole discretion. “Borrowing Request” means a request by the Borrower Representative for a Borrowing in accordance with Section 2.03, which shall be in a form reasonably satisfactory to, or provided by, the Lender. “Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.10. “Business Day” means any day that is not(other than a Saturday, or a Sunday or other day) on which commercial banks are open for business in New York City are authorized or required by law to remain closedor Chicago; provided that, when used in connection with a EurodollarSOFR Loan, the term “Business Day” shall also exclude any day on which banks are not open for general business in Londonthe Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “CB Floating Rate” means the greater of the Prime Rate; provided that the CB Floating Rate shall never be less than the Adjusted One Month LIBOR Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) or 2.5%. Any change in the CB Floating Rate due to a change in the Prime Rate or the Adjusted One Month LIBOR Rate shall be effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month LIBOR Rate, respectively. “CBFR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the CB Floating Rate. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were not (i) directors of the Company on the date of this Agreement or nominated or appointed by the board of directors of the Company, or (ii) appointed by directors so nominated or appointed; or (c) except as permitted by Section 6.03(a), the Company shall cease to own, free and clear of all Liens or other encumbrances (other than the Liens securing the Obligations), 100% of the outstanding voting Equity Interests (other than director’s qualifying shares or

5 other nominal amounts of Equity Interests required to be held by Persons other than the Company or any Subsidiary under applicable law) of the other Borrowers on a fully diluted basis. “Change in Law” means the occurrence after the date of this Agreement of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by the Lender (or, for purposes of Section 2.13(b), by any lending office of the Lender or by the Lender’s holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Charges” has the meaning assigned to such term in Section 8.17. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of the Lender, on behalf of the Secured Parties, to secure the Secured Obligations. “Collateral Access Agreement” has the meaning assigned to such term in the Security Agreement. “Collateral Documents” means, collectively, the Security Agreement, the Swiss Collateral Documents, any confirmation agreements and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, mortgages, deeds of trust, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, collateral assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether theretofore, now or hereafter executed by any Loan Party and delivered to the Lender. [2] "“Commerzbank"” means Commerzbank AG, Luxembourg Branch. [3] “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Common Stock” means the common stock of the Company, par value $0.001 per share. “Company” means Harmonic, Inc., a Delaware corporation.

6 “Compliance Certificate” means a certificate, signed and certified as accurate and complete in all material respects by a Financial Officer of the Borrower Representative, in substantially the form of Exhibit B or another form which is acceptable to the Lender in its sole discretion. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Foreign Corporation” has the meaning assigned thereto in Section 957(a) of the Code. “Convertible Notes” means, collectively, (a) the Company’s 4.00% Senior Convertible Notes due 2020 pursuant to an indenture (the “2020 Notes Indenture”), dated December 14, 2015, by and between the Company and U.S. Bank National Association, as trustee, and (b) the Company’s 2.00% Convertible Senior Notes due 2024 pursuant to an indenture (the “2024 Notes Indenture”) dated September 13, 2019, by and between the Company and U.S. Bank National Association, as trustee, and (c) any additional series of convertible notes for which or by which the convertible notes referred to in clauses (a) or (b) or this clause (c) are exchanged, replaced or refinanced (each, an “existing series of notes”), so long as (i) the terms thereof are substantially similar to such existing series of notes (other than pricing and stated maturity dates) as determined in good faith by the Company, (ii) the principal amount thereof does not exceed the principal amount of such existing series of notes, plus any accrued and unpaid interest, any prepayment or exchange premium in connection with such exchange, replacement or refinancing and customary fees and expenses incurred by the Company in connection with such exchange, replacement or refinancing; and (iii) the statestated maturity date thereof cannot be less than 91 days after the Revolving Credit Maturity Date. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Disclosed Matters” means the actions, suits, proceedings and environmental matters disclosed in Schedule 3.06 to the Disclosure Letter. “Disclosure Letter” means the (a) disclosure letter, dated as of the Effective Date, delivered by the Borrowers to Lender and (b) any supplemental disclosure letter delivered by the Borrowers to Lender, which supplement shall be acceptable to Lender in its sole discretion. [2] “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Dividing Person” has the meaning assigned to it in the definition of “Division.” “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

7 “Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “Document” has the meaning assigned to such term in the Security Agreement. “Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in dollars determined by using the rate of exchange for the purchase of dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Lender) by the applicable Thompson Reuters Corp. (“Reuters”) source on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of dollars with the Alternative Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Lender in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in dollars as determined by the Lender using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in dollars as determined by the Lender using any method of determination it deems appropriate in its sole discretion. “Dollars”, “dollars” or “$” refers to lawful money of the U.S. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the U.S. “EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) non-cash stock compensation and other non-cash losses, charges, expenses, rents and operating lease expenses for such period, (v) any extraordinary, unusual or non-recurring items, (vi) (A) transition, integration, business optimization and similar fees, charges and expenses related to acquisitions and business combinations and (B) restructuring, discontinued operations or similar charges, in each case to the extent permitted under the Loan Documents and in an amount in the aggregate, for clause (v) and this clause (vi), not to exceed 15% of EBITDA (prior to giving effect to any adjustments or add backs) in any four-fiscal quarter period, (vii) transaction costs associated with this Agreement in an aggregate amount, for this clause (vii) not to exceed $240,000, and (viii) any net gain realized upon the sale or other Disposition of any asset or disposed operations (including pursuant to any Sale and Leaseback Transaction) which is not sold or otherwise Disposed of in the ordinary course of business, to the extent such sale or disposition is permitted under the Loan Documents, minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(v) taken in a prior period and (ii) any extraordinary gains and any non-cash items of income for such period, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP. In addition, EBITDA shall be calculated to exclude: (x) the cumulative effects of a change in accounting principles and (y) other effects resulting from recapitalizations or the application of purchase accounting associated with any acquisitions or dispositions permitted under the Loan Documents. For purposes of calculating EBITDA for any period during which one or more Permitted Acquisitions occurs, such Permitted Acquisition (and all other Permitted Acquisitions that have been

8 consummated during the applicable period) shall be deemed to have occurred as of the first day of the applicable period of measurement and EBITDA shall be determined by including the EBITDA attributable to the property or Person acquired in such Permitted Acquisition, in each case for such period (calculated based on the EBITDA for such property or Person prior to such acquisition, including any amounts added back or deducted pursuant to the definition of EBITDA); provided, that such EBITDA to be included is reflected in financial statements or other financial data reasonably acceptable to the Lender and based on reasonable assumption and calculations which are expected to have a continuous impact; provided, further, that the foregoing amounts shall be without duplication of any adjustments that are already included in the calculation of EBITDA. “ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 8.02). “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Electronic System” means any electronic system, including e-mail, e-fax, web portal access for the Borrower, and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Lender and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system. “Eligible Accounts” means, at any time, the Accounts of a Borrower which the Lender determines in its Permitted Discretion are eligible as the basis for the extension of Revolving Loans and the issuance of Letters of Credit. Without limiting the Lender’s discretion provided herein, Eligible Accounts shall not include any Account of a Borrower: (a) which is not subject to a first priority perfected security interest in favor of the Lender; (b) which is subject to any Lien other than (i) a Lien in favor of the Lender and (ii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Lender; (c) which is unpaid more than 90 days (or 180 days for Vodafone Procurement Company SARL) after the date of the original invoice therefor, or which has been written off the books of such Borrower or otherwise designated as uncollectible; (d) which is owing by an Account Debtor for which more than 30% of the Accounts owing from such Account Debtor and its Affiliates are ineligible pursuant to clause (c) above; (e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to (i) such Borrower exceeds 25% of the aggregate amount of Eligible Accounts of such Borrower or (ii) all Borrowers exceeds 25% of the aggregate amount of Eligible Accounts of all Borrowers, in each case for the amount that exceeds that percentage;

9 (f) with respect to which any covenant, representation or warranty contained in this Agreement, in the Security Agreement or in any Swiss Collateral Document has been breached or is not true in any material respect; (g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation reasonably satisfactory to the Lender which has been sent to the Account Debtor, (iii) represents a progress billing (except for Eligible Milestone Accounts), (iv) is contingent upon such Borrower’s completion of any further performance (except for Eligible Milestone Accounts), (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis (except for Eligible Milestone Accounts) or (vi) relates to payments of interest; (h) for which the goods giving rise to such Account have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by such Borrower or if such Account was invoiced more than once, except in each case for Eligible Milestone Accounts; (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason; (j) which is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, custodian, trustee, or liquidator of its assets, (ii) had possession of all or a material part of its property taken by any receiver, custodian, trustee or liquidator, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any state or federal bankruptcy laws, (iv) admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business; (k) which is owed by any Account Debtor which has sold all or substantially all of its assets; (l) with respect to the Company, which is owed by an Account Debtor which (i) does not maintain its chief executive office in the U.S. or Canada or (ii) is not organized under applicable law of the U.S., any state of the U.S. or the District of Columbia, Canada, or any province of Canada unless, in any such case, such Account is backed by a letter of credit acceptable to the Lender which is in the possession of, and is directly drawable by, the Lender; (m) with respect to the Swiss Borrower, which is owing from an Account Debtor (i) which does not have its principal place of business in the U.S., Switzerland, Canada, the United Kingdom, France, Germany, Italy, the Netherlands, Norway, Denmark, Sweden, Singapore, Australia, New Zealand, Belgium, Ireland, Spain, Portugal, Austria, Finland, Luxembourg, or Hong Kong or (ii) whose billing address (as set forth in the applicable invoice for such Account) is not in the U.S., Switzerland, Canada, the United Kingdom, France, Germany, Italy, the Netherlands, Norway, Denmark, Sweden, Singapore, Australia, New Zealand, Belgium, Ireland, Spain, Portugal, Austria, Finland, Luxembourg, or Hong Kong; (n) with respect to the Company, which is owed in any currency other than U.S. dollars;

10 (o) with respect to the Swiss Borrower, which is billed and/or payable in a currency other than U.S. dollars, Pound Sterling, or Euros; (p) which is owed by (i) any government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S., unless such Account is backed by a letter of credit acceptable to the Lender which is in the possession of, and is directly drawable by, the Lender, or (ii) any government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq.), and any other steps necessary to perfect the Lien of the Lender in such Account, have been complied with to the Lender’s satisfaction; (q) which is owed by any Affiliate of any Loan Party or any employee, officer, director, agent or stockholder of any Loan Party or any of its Affiliates; (r) which is owed by an Account Debtor or any Affiliate of such Account Debtor to which any Loan Party is indebted, but only to the extent of such indebtedness, or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof; (s) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute; (t) which is evidenced by any promissory note, chattel paper or instrument; (u) which is owed by an Account Debtor (i) located in any jurisdiction which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit such Borrower to seek judicial enforcement in such jurisdiction of payment of such Account, unless such Borrower has filed such report or qualified to do business in such jurisdiction or (ii) which is a Sanctioned Person; (v) with respect to which such Borrower has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business but only to the extent of any such reduction, or any Account which was partially paid and such Borrower created a new receivable for the unpaid portion of such Account; (w) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether federal, state or local, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Federal Reserve Board; (x) which is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than such Borrower has or has had an ownership interest in such goods, or which indicates any party other than such Borrower as payee or remittance party; (y) which was created on cash on delivery terms; (z) which has been acquired in connection with an Acquisition, unless the Lender shall have conducted an audit and field examination thereof to its reasonable satisfaction; or

11 (aa) which the Lender determines in its Permitted Discretion may not be paid by reason of the Account Debtor’s inability to pay or which the Lender otherwise determines in its Permitted Discretion is unacceptable for any reason whatsoever. In the event that an Account of a Borrower which was previously an Eligible Account ceases to be an Eligible Account hereunder, such Borrower or the Borrower Representative shall notify the Lender thereof on and at the time of submission to the Lender of the next Borrowing Base Certificate. In determining the amount of an Eligible Account of a Borrower, the face amount of an Account may, in the Lender’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Borrower may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such Borrower to reduce the amount of such Account. “Eligible Inventory” means, at any time, the Inventory of a Borrower which the Lender determines in its Permitted Discretion is eligible as the basis for the extension of Revolving Loans and the issuance of Letters of Credit hereunder. Without limiting the Lender’s discretion provided herein, Eligible Inventory of a Borrower shall not include any Inventory: (a) which is not subject to a first priority perfected Lien in favor of the Lender; (b) which is subject to any Lien other than (i) a Lien in favor of the Lender and (ii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Lender; (c) which is, in the Lender’s opinion, slow moving, obsolete, unmerchantable, defective, used, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category and/or quantity; (d) with respect to which any covenant, representation or warranty contained in this Agreement, in the Security Agreement or in the Swiss Collateral Documents has been breached or is not true and which does not conform to all standards imposed by any Governmental Authority; (e) in which any Person other than such Borrower shall (i) have any direct or indirect ownership, interest or title or (ii) be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein; (f) which is not finished goods or which constitutes work-in-process, raw materials, spare or replacement parts, subassemblies, packaging and shipping material, manufacturing supplies, samples, prototypes, displays or display items, bill-and-hold or ship-in-place goods, goods that are returned or marked for return, repossessed goods, defective or damaged goods, goods held on consignment, or goods which are not of a type held for sale in the ordinary course of business; (g) (i) with respect to the Company, which is not located in the U.S. or is in transit with a common carrier from vendors and suppliers or (ii) with respect to the Swiss Borrower, which is not located in Switzerland or is in transit with a common carrier from vendors and suppliers;

12 (h) which is located in any location leased by such Borrower unless (i) the lessor has delivered to the Lender a Collateral Access Agreement or (ii) a Reserve for rent, charges and other amounts due or to become due with respect to such facility has been established by the Lender in its Permitted Discretion; (i) which is located in any third party warehouse or is in the possession of a bailee (other than a third party processor) and is not evidenced by a Document, unless such warehouseman or bailee has delivered to the Lender a Collateral Access Agreement and such other documentation as the Lender may reasonably require; (j) which is being processed offsite at a third party location or outside processor, or is in transit to or from such third party location or outside processor; (k) which is a discontinued product or component thereof; (l) which is the subject of a consignment by such Borrower as consignor; (m) which is perishable; (n) which contains or bears any intellectual property rights licensed to such Borrower unless the Lender is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties, other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement; (o) which is not reflected in a current perpetual inventory report of such Borrower; (p) for which reclamation rights have been asserted by the seller; (q) which has been acquired from a Sanctioned Person; (r) which has been acquired in connection with an Acquisition, unless the Lender shall have conducted an audit and field examination thereof to its reasonable satisfaction; or (s) which the Lender otherwise determines in its Permitted Discretion is unacceptable. In the event that Inventory of a Borrower which was previously Eligible Inventory ceases to be Eligible Inventory hereunder, such Borrower or the Borrower Representative shall notify the Lender thereof on and at the time of submission to the Lender of the next Borrowing Base Certificate. “Eligible Milestone Accounts” means Accounts subject to contractual arrangements between a Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements, in an amount not to exceed 10% of the lesser of (i) the Aggregate Borrowing Base and (ii) the Revolving Commitment. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the (i) environment, (ii) preservation or reclamation of natural resources, (iii) the management, Release or threatened Release of any Hazardous Material or (iv) health and safety matters.

13 “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of a Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing, but excluding any debt securities convertible into any of the foregoing, cash or a combination thereof. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with a Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001 (14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of any Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition upon any Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical status or in reorganization, within the meaning of Title IV of ERISA. “Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted LIBO Rate. “Event of Default” has the meaning assigned to such term in Article VII. “Excluded Subsidiary” means any (a) Controlled Foreign Corporation, (b) Subsidiary (including any Subsidiary treated as a disregarded entity for U.S. federal income Tax purposes) that is owned, directly or indirectly, by a Controlled Foreign Corporation, or (c) FSHCO. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under

14 the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to the Lender or required to be withheld or deducted from a payment to the Lender: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of the Lender being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that otherwise are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of the Lender with respect to an applicable interest in a Loan, Letter of Credit or Revolving Commitment pursuant to a law in effect on the date on which (i) the Lender acquires such interest in the Loan, Letter of Credit or Revolving Commitment or (ii) the Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to the Lender’s assignor immediately before the Lender became a party hereto or to the Lender immediately before it changed its lending office, (c) Taxes attributable to a Lender’s failure to comply with Section 2.15(e)and (d) any withholding Taxes imposed under FATCA. “Existing Letters of Credit” means those Letters of Credit described on Schedule 1.01 to the Disclosure Letter. “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall be set forth on its public websitethe Federal Reserve Bank of New York’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the purposeswebsite of this Agreementthe NYFRB at http://www.newyorkfed.org, or any successor source. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of a Borrower, and in the case of the Swiss Borrower, any managing officer. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise)

15 with respect to the Term SOFR Rate. For the avoidance of doubt the initial Floor for the Term SOFR Rate shall be 0%. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Fourth Amendment Effective Date” means October 28, 2022. “FSHCO” means any Domestic Subsidiary (including any disregarded entity for U.S. federal income Tax purposes) substantially all the assets of which consist of (a) Equity Interests in one or more Controlled Foreign Corporations or other entities that are described in this definition (or are treated as consisting of such assets for U.S. federal income Tax purposes) and/or (b) Indebtedness or accounts receivable owed by one or more Controlled Foreign Corporations or other entities that are described in this definition (or are treated as so owed by any such entity for U.S. federal income Tax purposes). “Funding Account” has the meaning assigned to such term in Section 4.01(h). “GAAP” means generally accepted accounting principles in the U.S. “Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business, customary warranties or indemnification obligations entered into in the ordinary course of business or in connection with transactions permitted hereunder. “Guaranteed Obligations” has the meaning assigned to such term in Section 9.01. “Guarantors” means all Loan Guarantors, and the term “Guarantor” means each or any one of them individually. “Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or

16 asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, Freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical. “Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business which are not more than 120 days past due), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all reimbursement obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (j) obligations under any earn-out solely to the extent payable in cash (which for all purposes of this Agreement shall be valued in accordance with GAAP), (k) any other Off-Balance Sheet Liability and (l) net obligations under any and all Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “Indemnitee” has the meaning assigned to such term in Section 8.03(b). “Information” has the meaning assigned to such term in Section 8.13. “Interest Election Request” means a request by the Borrower Representative to convert or continue a Borrowing in accordance with Section 2.06, which shall be in a form reasonably satisfactory to, or provided by, the Lender. “Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP), calculated for the Company and its Subsidiaries on a consolidated basis for such period in accordance with GAAP. “Interest Payment Date” means (a) with respect to any CBFR Loan, the first Business Day of each calendar month and the Revolving Credit Maturity Date, and (b) with respect to any EurodollarSOFR Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a SOFR Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Revolving Credit Maturity Date.

17 “Interest Period” means, with respect to any Eurodollar BorrowingSOFR Loans, the period commencing on the date of such Eurodollar Borrowing and ending on the numerically corresponding day in the calendar month that is one, two or three or six months thereafter, as the Borrower Representative may elect; provided that (ia) if any Interest Period would end on a day other thanwhich is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and, (iib) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (c) no Interest Period may extend beyond the Revolving Credit Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Lender (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time; provided that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Inventory” has the meaning assigned to such term in the Security Agreement. “IRS” means the U.S. Internal Revenue Service. “Joinder Agreement” means a Joinder Agreement in substantially the form of Exhibit E. “LC Collateral Account” has the meaning assigned to such term in Section 2.04(h). “LC Disbursement” means any payment made by the Lender pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all Letters of Credit outstanding at such time plus (b) the aggregate amount of all LC Disbursements relating to Letters of Credit that have not yet been reimbursed by or on behalf of a Borrower at such time. “Lender” means JPMorgan Chase Bank, N.A., its successors and assigns. “Lender Related Person” has the meaning assigned to it in Section 8.03(b). “Letters of Credit” means the letters of credit issued pursuant to this Agreement, and the term “Letter of Credit” means any one of them or each of them singularly, as the context may require. “Letter of Credit Agreement” has the meaning assigned to it in Section 2.04(b). “LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period or for any CBFR Borrowing, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that, if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate.

18 “LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period or for any CBFR Borrowing, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Lender in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Liabilities” mean all claims (including intraparty claims), actions, suits, judgments, damages, losses, liability, obligations, responsibilities, fines, penalties, sanctions, costs, fees, Taxes, commissions, charges, disbursements and expenses (including those incurred upon any appeal or in connection with the preparation for and/or response to any subpoena or request for document production relating thereto), in each case of any kind or nature (including interest accrued thereon or as a result thereto and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. “Limitation” has the meaning assigned to such term in Section 11.01. “Liquidity” means, as of any date of determination thereof, the sum of (i) total unrestricted and unencumbered cash as of such date, plus (ii) unrestricted and unencumbered Permitted Investments as of such date, plus (iii) the Aggregate Availability as of such date, in each case calculated for the Company and its Subsidiaries on a consolidated basis for such period in accordance with GAAP. “Loan Documents” means, collectively, this Agreement, each promissory note issued pursuant to this Agreement, each Letter of Credit Agreement, each Collateral Document, the Loan Guaranty, each compliance certificate or other certification delivered in connection with this Agreement, and each other agreement, instrument, document and certificate identified in Section 4.01 executed and delivered to, or in favor of, the Lender and including each other pledge, power of attorney, consent, assignment, contract, notice, letter of credit agreement, letter of credit application and each other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party and delivered to the Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. “Loan Guarantor” means each Loan Party. “Loan Guaranty” means Article IX of this Agreement. “Loan Parties” means, collectively, the Borrowers, the Company’s Domestic Subsidiaries (other than any Excluded Subsidiary or any Domestic Subsidiary that is not a Material Subsidiary) and any other

19 Person who becomes a party to this Agreement pursuant to a Joinder Agreement and their respective successors and assigns, and the term “Loan Party” shall mean any one of them or all of them individually, as the context may require. “Loans” means the loans and advances made by the Lender pursuant to this Agreement. “Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its Obligations, (c) the Collateral, or the Lender’s Liens (on behalf of itself and the other Secured Parties) on the Collateral or the priority of such Liens, or (d) the rights of or benefits available to the Lender under any of the Loan Documents. “Material Indebtedness” means Indebtedness (other than the Obligations) of any one or more of the Loan Parties in an aggregate principal amount outstanding exceeding $1,000,000. For purposes of determining Material Indebtedness, the “principal amount of the obligations” of any Loan Party in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party would be required to pay if such Swap Agreement were terminated at such time. “Material Subsidiaries” means each Domestic Subsidiary (a) the consolidated total assets of which equal 5% or more of the consolidated total assets of the Company and its Subsidiaries (excluding the assets of the Foreign Subsidiaries) or (b) the consolidated revenues of which accounts for 5% or more of the consolidated revenues of the Company and its Subsidiaries (excluding the consolidated revenues attributable to the Foreign Subsidiaries), in each case as of the end of or for the most recent period of four consecutive fiscal quarters of the Company for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the delivery of any such financial statements, ending with the last fiscal quarter included in the financial statements referred to in Section 3.04(a)); provided that if at the end of or for any such most recent period of four consecutive fiscal quarters the combined consolidated total assets or combined consolidated revenues of all Domestic Subsidiaries that under clause (a) and (b) above would not constitute Material Subsidiaries shall have exceeded 10% of the consolidated total assets of the Company and its Subsidiaries (excluding the assets of the Foreign Subsidiaries) or 10% of the consolidated revenues of the Company and its Subsidiaries (excluding the consolidated revenues attributable to the Foreign Subsidiaries), then the Company shall designate one or more of such excluded Domestic Subsidiaries to be deemed to be Material Subsidiaries until such excess shall have been eliminated. “Maximum Rate” has the meaning assigned to such term in Section 8.17. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Income” means, for any period, the consolidated net income (or loss) determined for the Company and its Subsidiaries, on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or any Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, except to the extent that any such income is actually received by the Company or such

20 Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary, to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day(or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Lender from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Obligated Party” has the meaning assigned to such term in Section 9.02. “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Loan Parties to the Lender or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person (other than operating leases). “Other Connection Taxes” means, with respect to the Lender, Taxes imposed as a result of a present or former connection between the Lender and the jurisdiction imposing such Taxes (other than a connection arising solely from the Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit, or any Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

21 “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowingseurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public websitethe Federal Reserve Bank of New York’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Paid in Full” or “Payment in Full” means, (i) the indefeasible payment in full in cash of all outstanding Loans and LC Disbursements, together with accrued and unpaid interest thereon, (ii) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Lender of a cash deposit, or at the discretion of the Lender a backup standby letter of credit satisfactory to the Lender, in an amount equal to 105% of the LC Exposure as of the date of such payment), (iii) the indefeasible payment in full in cash of the accrued and unpaid fees owed pursuant to the Loan Documents, (iv) the indefeasible payment in full in cash of all reimbursable expenses owed pursuant to the Loan Documents and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (v) the termination of the Revolving Commitment, and (vi) the termination of the Swap Agreement Obligations and the Banking Services Obligations or entering into other arrangements reasonably satisfactory to the Secured Parties counterparties thereto. “Participant” has the meaning assigned to such term in Section 8.04(c). “Participant Register” has the meaning assigned to such term in Section 8.04(c). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Acquisition” means any Acquisition by any Loan Party or any Subsidiary in a transaction that satisfies each of the following requirements: (a) such Acquisition is not a hostile or contested acquisition; (b) the business acquired in connection with such Acquisition is not engaged, directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the Effective Date and any business activities that are substantially similar, related, or incidental thereto; (c) both before and after giving effect to such Acquisition and the Loans (if any) requested to be made in connection therewith, each of the representations and warranties in the Loan Documents is true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects) and no Event of Default exists, will exist, or would result therefrom; (d) as soon as available, but not less than 15 days prior to such Acquisition, the Borrower Representative has provided the Lender (i) notice of such Acquisition and (ii) a copy of all business and financial information reasonably requested by the Lender including pro forma financial statements, statements of cash flow, and Availability projections;

22 (e) the total consideration (including maximum potential total amount of all deferred payment obligations (including earn-outs) and Indebtedness assumed or incurred, but excluding any consideration payable in the Company’s Equity Interests) of such Acquisition does not exceed $1,000,000 and any cash consideration paid for all Acquisitions made during the term of this Agreement shall not exceed $1,000,000; (f) if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulation U; (g) if such Acquisition involves a merger or a consolidation involving a Borrower or any other Loan Party, such Borrower or such other Loan Party, as applicable, shall be the surviving entity; (h) no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected to have a Material Adverse Effect; (i) the Borrower Representative shall certify to the Lender (and provide the Lender with a pro forma calculation in form and substance reasonably satisfactory to the and the Lender) that, after giving effect to the completion of such Acquisition, on a pro forma basis and at all times during the 30-day period prior to the consummation of such Acquisition (i) Availability will not be less than $5,000,000 which includes all consideration given in connection with such Acquisition, and (ii) the Company will be in compliance with the covenants contained in Section 6.12; (j) all actions required to be taken with respect to any newly acquired or formed Domestic Subsidiary required under Section 5.14 shall have been taken; and (k) the Borrower Representative shall have delivered to the Lender the final executed material documentation relating to such Acquisition within 5 days following the consummation thereof. “Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured lender) business judgment. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety, customs and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

23 (e) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower or any Subsidiary; and (g) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, except with respect to clause (e) above. “Permitted Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 365 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (c) investments in certificates of deposit, bankers’ acceptances and time deposits maturing within 365 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; and (f) any investments having maturities of not more than one year permitted by the Company’s investment policy, as amended from time to time, provided that, solely for purposes of this definition, such investment policy (and any such amendment thereto) has been approved in writing by the Lender. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

24 “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Lender) or any similar release by the Federal Reserve Board (as determined by the Lender). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Proceeding” means any claims, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “Projections” has the meaning assigned to such term in Section 5.01(e). “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Quick Assets” means, on any date of determination thereof, unrestricted and unencumbered (other than with respect to the general security interest in favor of the Lender) cash and Permitted Investments and net billed accounts receivable (excluding any R&D Accounts Receivable), determined with respect to the Company and its Subsidiaries on a consolidated basis in accordance with GAAP. “R&D Accounts Receivable” means Accounts consisting of tax credits granted by the government of France (or any department, agency, or instrumentality thereof) arising in connection with research and development conducted in France. “Refinance Indebtedness” has the meaning assigned to such term in Section 6.01(f). “Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder and thereof. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person’s Affiliates.

25 “Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing, or dumping of any substance into the environment. “Relevant Governmental Body” means the Federal Reserve Board or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB, or, in each case, any successor thereto. “Report” means reports prepared by the Lender or another Person showing the results of appraisals, field examinations or audits pertaining to a Borrower’s assets from information furnished by or on behalf of such Borrower, after the Lender has exercised its rights of inspection pursuant to this Agreement. “Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Reserves” means any and all reserves which the Lender, upon notice to Borrowers, deems necessary, in its Permitted Discretion, to maintain with respect to the Collateral or any Loan Party. The amount of any Reserves established by Lender shall have a reasonable relationship to the event, condition or other matter which is the basis for such Reserves as determined by Lender in its Permitted Discretion. The applicable Reserve shall be promptly adjusted or released at such time when the event, condition or other circumstance that is the basis for such Reserve ceases to exist or is otherwise addressed, in each case, to the reasonable satisfaction of Lender. Lender shall notify the Company in writing at or before the time any such Reserve is to be established or increased. “Responsible Officer” means the president, Financial Officer or other executive officer of the Borrower. “Restricted Obligations” has the meaning assigned to such term in Section 11.01. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in any Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests. “Revaluation Date” shall mean, with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month, (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof, and (iv) any additional date as the Lender may determine at any time when an Event of Default exists. “Revolving Commitment” means the commitment of the Lender to make Revolving Loans and issue Letters of Credit hereunder, as such commitment may be reduced from time to time pursuant to Section 2.07. The initial amount of the Lender’s Revolving Commitment is $25,000,000.

26 “Revolving Credit Maturity Date” means the earliest to occur of (a) October 3028, 20222025 (if the same is a Business Day, or if not then the immediately next succeeding Business Day), or any earlier(b) the date on which the Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof, or (c) the date that is 90 days prior to the maturity date of the Convertible Notes issued pursuant to the 2024 Notes Indenture (the “Springing Maturity Date”); provided, that the Springing Maturity Date shall not apply (and the Revolving Credit Maturity Date shall be the earlier to occur of the date set forth in the foregoing clauses (a) and (b)) if, as of the date upon which the Springing Maturity Date would otherwise occur, the Convertible Notes issued pursuant to the 2024 Notes Indenture have been refinanced or otherwise extended to a maturity date that is later than the Revolving Credit Maturity Date referenced in clause (a) above or have been converted into equity, repurchased or redeemed and discharged (or arrangements satisfactory to the Lender have been made to refinance, convert, repurchase or redeem and discharge such Convertible Notes). [2] “Revolving Exposure” means, at any time, the sum of the aggregate outstanding principal amount of the Lender’s Revolving Loans and its LC Exposure at such time. “Revolving Loan” means a Loan made pursuant to Section 2.01. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business. “Sale and Leaseback Transaction” has the meaning assigned to such term in Section 6.06. “Sanctioned Country” means, at any time, a country, region or territory which is the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or the Swiss State Secretariat for Economic Affairs SECO, the Swiss Directorate of International Law or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) or (d) any Person otherwise the subject of any Sanctions. “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom, or (c) the Swiss State Secretariat for Economic Affairs SECO, the Swiss Directorate of International Law or other relevant sanctions authority. “SEC” means the Securities and Exchange Commission of the U.S. “Second Amendment Effective Date” means October 30, 2020. “Secured Obligations” means all Obligations, together with all (i) Banking Services Obligations and (ii) Swap Agreement Obligations owing to the Lender or its Affiliates; provided, however, that the definition of “Secured Obligations” shall not create any guarantee by (a) any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor or (b) by the Swiss Borrower of

27 the Obligations, Banking Service Obligations and Swap Agreement Obligations of the Company or any Guarantor that is a Domestic Subsidiary. “Secured Parties” means (a) the Lender, (b) each provider of Banking Services, to the extent the Banking Services Obligations in respect thereof constitute Secured Obligations, (c) each counterparty to any Swap Agreement, to the extent the obligations thereunder constitute Secured Obligations, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (e) the permitted successors and assigns of each of the foregoing. “Security Agreement” means that certain Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, among the Company, its Domestic Subsidiaries that are not Excluded Subsidiaries and the Lender, for the benefit of the Secured Parties, and any other pledge or security agreement entered into, after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Lender, on behalf of the Secured Parties, as the same may be amended, restated, supplemented or otherwise modified from time to time. "“SES"” means SES 5G Satellite Customer Services LLC, a Delaware limited liability company, and SES S.A., a company organized under the laws of Luxembourg. [3] "“SES Drafts"” means any one or more Eligible Drafts (as such term is defined in the SES Purchase Agreement). [3] "“SES Purchase Agreement"” means the Draft Purchase Agreement, dated as of November 10, 2020, by and between the Company and Commerzbank, together with all schedules, addendums and exhibits thereto (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms and conditions of Section 6.11). [3] “SOFR” means a rate equal to the secured overnight financing rate as administered by the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Adjustment” means 0.10% per annum. “SOFR Borrowing” means any Borrowing bearing interest at the Adjusted Term SOFR Rate. “SOFR Loan” means any Loan bearing interest at the Adjusted Term SOFR Rate. “Statements” has the meaning assigned to such term in Section 2.16(d). “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) established by the Federal Reserve Board to which the Lender is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). Such reserve percentages shall include those imposed pursuant to Regulation D of the Federal Reserve Board. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Lender under Regulation D of the Federal Reserve Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

28 “Subordinated Indebtedness” of a Person means any Indebtedness of such Person, the payment of which is subordinated to payment of the Secured Obligations to the reasonable written satisfaction of the Lender. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent and/or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any direct or indirect subsidiary of the Company, a Borrower or a Loan Party, as applicable. “Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or any option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or their Subsidiaries shall be a Swap Agreement. “Swap Agreement Obligations” means any and all obligations of the Loan Parties or their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any Swap Agreement permitted hereunder with the Lender or an Affiliate of the Lender, and (b) any cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction permitted hereunder with the Lender or an Affiliate of the Lender. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder. “Swiss Borrower” means Harmonic International GmbH, a limited liability company organized under the laws of Switzerland with registered office at Avenue de la Gare 12, 1700 Fribourg, Switzerland and business identification number CHE-114.530.405. “Swiss Collateral Documents” means (i) that certain Security Assignment Agreement (including any and all supplements thereto), dated as of the date hereof, among the Swiss Borrower as assignor and the Lender as assignee, regarding the security assignment of the Swiss Borrower’s trade receivables, (ii) that certain Intellectual Property Rights Pledge Agreement (including any and all supplements thereto), dated as of the date hereof, among the Swiss Borrower as pledgor and the Lender as pledgee, regarding the pledge of the Swiss Borrower’s intellectual property rights, and (iii) that certain Bank Account Pledge Agreement (including any and all supplements thereto), dated as of the date set forth therein, among the Swiss Borrower as pledgor and the Lender as pledgee, regarding the pledge of the Swiss Borrower’s bank accounts, in each case as may be amended, restated, supplemented or otherwise modified from time to time.

29 “Swiss Federal Withholding Tax Act” means the Swiss Federal Withholding Tax Act (Bundesgesetz über die Verrechnungssteuer vom 13 Oktober 1965); together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time. “Swiss Guidelines” means, together, guideline S-02.123 in relation to interbank loans of 22 September 1986 (Merkblatt “Verrechnungssteuer auf Zinsen von Bankguthaben, deren Gläubiger Banken sind (Interbankguthaben)” vom 22. September 1986), guideline S-02.130.1 in relation to money market instruments and book claims of April 1999 (Merkblatt vom April 1999 betreffend Geldmarktpapiere und Buchforderungen inländischer Schuldner), circular letter No. 34 of 26. July 2011 (1-034-V-2011) in relation to deposits (Kreisschreiben Nr. 34 “Kundenguthaben” vom 26. Juli 2011), circular letter No. 46 of 24 July 2019 in relation to syndicated credit facilities (Kreisschreiben Nr. 46 “Steuerliche Behandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unterbeteiligungen” vom 24. Juli 2019), circular letter No. 47 of 25 July 2019 in relation to bonds (Kreissschreiben Nr. 47 “Obligationen” vom 25. Juli 2019) and the circular letter No. 15 of 30 October 2017 (1-015-DVS-2017) in relation to bonds and derivative financial instruments as subject matter of taxation of Swiss federal income tax, Swiss withholding tax and Swiss stamp taxes (Kreisschreiben Nr. 15 “Obligationen und derivative Finanzinstrumente als Gegenstand der direkten Bundessteuer, der Verrechnungssteuer und der Stempelabgaben” vom 7. Februar 2007), in each case as issued, amended or replaced from time to time, by the Swiss Federal Tax Administration or as substituted or superseded and overruled by any law, statute, ordinance, court decision, regulation or the like as in force from time to time. “Swiss Insolvency Event” means: (a) the Swiss Borrower is over-indebted (überschuldet) within the meaning of article 820 in connection with article 725 para. 2 of the Swiss Code of Obligations and its managing officers become obliged to notify the competent bankruptcy court; (b) the Swiss Borrower suspends or announces its intention to suspend payments of any of its debts; or (c) a moratorium is declared in respect of any of the Swiss Borrower’s indebtedness; (d) any corporate action, legal proceedings or other procedure or step (including insolvency proceedings and filings for debtor protection) is taken in relation to: (i) the opening of bankruptcy proceedings, a declaration of insolvency, a moratorium of any indebtedness (by way of composition moratorium (Nachlassstundung) or otherwise), winding-up or dissolution of the Swiss Borrower; (ii) a composition, compromise or arrangement with any creditor of any member of the Swiss Borrower; (iii) the appointment of a liquidator, bankruptcy administrator, composition commissioner or other similar officer in respect of the Swiss Borrower or any of its assets, or any analogous procedure or step is taken in any jurisdiction, save that this paragraph (d) shall not apply to any corporate action, legal proceeding or other procedure or step which is frivolous or vexatious and is discharged, stayed or dismissed within 21 days of commencement.

30 “Swiss Non-Bank Rules” means the Swiss Ten Non-Bank Rule and the Swiss Twenty Non-Bank Rule. “Swiss Qualifying Bank” means any person acting on its own account which is licensed as a bank by the banking laws in force in its jurisdiction of incorporation and any branch of a legal entity, which is licensed as a bank by the banking laws in force in the jurisdiction where such branch is situated, and which, in each case, exercises as its main purpose a true banking activity, having bank personnel, premises, communication devices of its own and authority of decision making, all within the meaning of the Swiss Guidelines. “Swiss Ten Non-Bank Rule” means the rule that the aggregate number of creditors (within the meaning of the Swiss Guidelines) under this Agreement which are not Swiss Qualifying Banks must not, at any time, exceed 10. “Swiss Twenty Non-Bank Rule” means the rule that (without duplication) the aggregate number of creditors (including the Lender), other than Swiss Qualifying Banks, of the Swiss Borrower under all outstanding debts relevant for classification as debenture (Kassenobligation) (including debt arising under this Agreement), loans, facilities and/or private placements (including under this Agreement) must not, at any time, exceed 20; in each case in accordance with the meaning of the Swiss Guidelines. “Swiss Withholding Tax” means the Tax levied pursuant to the Swiss Federal Withholding Tax Act. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR Rate” means, with respect to any SOFR Borrowing, such reference rate as is published by the CME Term SOFR Administrator at approximately 5:00 a.m., Chicago time, two Business Days prior to the commencement of such tenor comparable to the applicable Interest Period; such rate being the rate per annum determined by the Lender as the forward-looking term rate based on SOFR; provided that if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be the Floor for the purposes of this Agreement. “Transactions” means the execution, delivery and performance by the Borrowers of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, and the issuance of Letters of Credit hereunder. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBOTerm SOFR Rate or the CB Floating Rate. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state, the laws of which are required to be applied in connection with the issue of perfection of security interests. “Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any

31 other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations. “U.S.” means the United States of America. “U.S. Person” means any person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by class (e.g., a “Revolving Loan”) or by Type (e.g., a “EurodollarSOFR Loan”) or by class and Type (e.g., a “EurodollarSOFR Revolving Loan”). Borrowings also may be classified and referred to by class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “EurodollarSOFR Borrowing”) or by class and Type (e.g., a “EurodollarSOFR Revolving Borrowing”). SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.04 Accounting Terms; GAAP. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided

32 that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and the Borrower Representative notifies the Lender that the Borrowers request an amendment to any provision hereof to eliminate the effect of such change in GAAP or in the application thereof (or if the Lender notifies the Borrower Representative that the Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. (b) Notwithstanding anything in this Agreement, including Section 1.04(a) and the definition of “Capital Lease Obligations,” the obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standard Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purposes of this Agreement (other than for purposes of the delivery of financial statements prepared in accordance with GAAP) and shall not be considered “Capital Lease Obligations”, whether or not such operating lease obligations were in effect on such date, notwithstanding the fact that such obligations are or may be required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized leases or financing leases in accordance with GAAP. SECTION 1.05 Interest Rates; LIBORBenchmark Notification. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting LIBOR. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine thea Loan may be derived from an interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBORbenchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. InUpon the eventoccurrence of a Benchmark Transition Event occurs, Section 2.12(c) of this Agreement provides a mechanism for determining an alternative rate of interest. The Lender will notify the Borrower Representative, pursuant to Section 2.12(c), in advance of any change to the reference rate upon which the interest rate of Eurodollar Loans is based. However, the Lender does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to LIBOR or other rates in the definition of “LIBO Rate”any interest rate used in this Agreement, or with respect to any alternative, or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of

33 any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rateexisting interest rate being replaced or have the same volume or liquidity as did LIBORany existing interest rate prior to its discontinuance or unavailability. [2] The Lender and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Alternate Rate) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Lender may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.06 Status of Obligations. In the event that any Borrower or any other Loan Party shall at any time issue or have outstanding any Subordinated Indebtedness, such Borrower shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable the Lender to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. Without limiting the foregoing, the Secured Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lender may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. SECTION 1.07 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). SECTION 1.08 Rounding. Any financial ratios required to be maintained by any Loan Party pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). ARTICLE II The Credits SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein, the Lender agrees to make Revolving Loans in dollars to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in the Revolving Exposure exceeding the lesser of (i) the Revolving Commitment and (ii) the Aggregate Borrowing Base or the Borrowing Base of the Borrower requesting such Borrowing. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. SECTION 2.02 Loans and Borrowings.

(a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type.

(b) Subject to Section 2.12, each Borrowing shall be comprised entirely of CBFR Loans or ~~Eurodollar~~SOFR Loans as the Borrower Representative may request in accordance herewith, provided that all Borrowings made on the Effective Date must be made as CBFR Borrowings but may be converted into ~~Eurodollar~~SOFR Borrowings in accordance with Section 2.06. The Lender at its option may make any ~~Eurodollar~~SOFR Loan by causing any domestic or foreign branch or Affiliate of the Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.12, 2.13, 2.14 and 2.15 shall apply to such Affiliate to the same extent as to the Lender); provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any ~~Eurodollar~~SOFR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $500,000. CBFR Borrowings may be in any amount. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 5 ~~Eurodollar~~SOFR Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date.

SECTION 2.03 Borrowing Procedures; Requests for Revolving Borrowings. To request a Borrowing, the Borrower Representative shall notify the Lender of such request either in writing (delivered by hand or fax) by delivering a Borrowing Request signed by a Responsible Officer of the Borrower Representative or through Electronic System, if arrangements for doing so have been approved by the Lender, (x) in the case of a ~~Eurodollar~~SOFR Borrowing, not later than 10:00 a.m. three Business Days before the date of the proposed Borrowing or (y) in the case of a CBFR Borrowing, not later than noon on the date of the proposed Borrowing; provided that any such notice of a CBFR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(d) may be given not later than 9:00 a.m. on the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable. Each such Borrowing Request shall specify the following information in compliance with Section 2.01:

(a) the aggregate amount of the requested Borrowing, and a breakdown of the separate wires comprising such Borrowing;

(b) name of the applicable Borrower(s);

(c) the date of such Borrowing, which shall be a Business Day;

(d) whether such Borrowing is to be a CBFR Borrowing or a ~~Eurodollar~~SOFR Borrowing; and

(e) in the case of a ~~Eurodollar~~SOFR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period."

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a CBFR Borrowing. If no Interest Period is specified with respect to any requested ~~Eurodollar~~SOFR Borrowing,

34

35 then the applicable Borrower(s) shall be deemed to have selected an Interest Period of one month’s duration. SECTION 2.04 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower Representative, on behalf of a Borrower, may request the issuance of Letters of Credit denominated in dollars or in an Alternative Currency as the applicant thereof for the support of theits or its Subsidiaries’ obligations of any Borrower or any Subsidiary thereof, in a form reasonably acceptable to the Lender, at any time and from time to time during the Availability Period; provided, that notwithstanding the foregoing, the Existing Letters of Credit may be denominated in an Alternative Currency. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, the Lender shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit (i) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (ii) if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Lender from issuing such Letter of Credit, or any Requirement of Law relating to the Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Lender shall prohibit, or request that the Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Lender is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Lender any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Lender in good faith deems material to it, (iii) in the case of a request for a Letter of Credit to be denominated in an Alternative Currency, if the Lender is not able to issue Letters of Credit in such Alternative Currency, or (iv) if the issuance of such Letter of Credit would violate one or more policies of the Lender applicable to letters of credit generally; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed not to be in effect on the Effective Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented. As of the date hereof, the parties hereto acknowledge and agree that the Existing Letters of Credit shall be deemed to be issued and outstanding under this Agreement. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or fax (or transmit through Electronic System, if arrangements for doing so have been approved by the Lender) to the Lender (reasonably in advance of the requested date of issuance, amendment, renewal or extension, but in any event no less than three Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof, and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance,

36 the applicable Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the Lender and using Lender’s standard form (each, a “Letter of Credit Agreement”). In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension the Revolving Exposure shall not exceed the lesser of the Revolving Commitment and the Aggregate Borrowing Base or the Borrowing Base of the Borrower requesting such Letter of Credit. The Lender shall not be under any obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Lender from issuing such Letter of Credit, or any Requirement of Law relating to the Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Lender shall prohibit, or request that the Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Lender is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Lender any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Lender in good faith deems material to it, or the issuance of such Letter of Credit would violate one or more policies of the Lender applicable to letters of credit generally. (c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination or non-renewal by notice from the Lender to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension of the expiration date thereof, including, without limitation, any automatic renewal provision, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Credit Maturity Date. (d) Reimbursement. If the Lender shall make any LC Disbursement in respect of a Letter of Credit, the Borrowers shall reimburse such LC Disbursement by paying to the Lender an amount equal to such LC Disbursement in dollars (or, if such LC Disbursement is denominated in an Alternative Currency, in the applicable Alternative Currency) not later than 11:00 a.m. on (i) the Business Day that the Borrower Representative receives notice of such LC Disbursement, if such notice is received prior to 9:00 a.m. on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower Representative receives such notice, if such notice is received after 9:00 a.m. on the day of receipt; provided that if such LC Disbursement is denominated in dollars, the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with a CBFR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting CBFR Revolving Borrowing. (e) Obligations Absolute. The Borrowers’ joint and several obligation to reimburse LC Disbursements as provided in paragraph (d) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of any (i) lack of validity or enforceability of any Letter of

37 Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein or herein, (ii) draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. Neither the Lender nor any of its Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the Lender; provided that the foregoing shall not be construed to excuse the Lender from liability to the Borrowers to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by any Borrower that are caused by the Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Lender (as finally determined by a court of competent jurisdiction), the Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (f) Disbursement Procedures. The Lender shall, promptlywithin the time allowed by applicable law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under asuch Letter of Credit. The Lender shall promptly after such examination notify the Borrower Representative by telephone (confirmed by fax or through Electronic Systems) of such demand for payment and whetherif the Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Lender with respect to any such LC Disbursement. (g) Interim Interest. If the Lender shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to CBFR Revolving Loans (or if such LC Disbursement is denominated in an Alternative Currency, the rate determined by the Lender in accordance with banking industry rules and conventions on interbank compensation for such Alternative Currency plus the then effective Applicable Rate with respect to EurodollarSOFR Loans) and such interest shall be due and payable on the date when such reimbursement is due; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (d) of this Section, then Section 2.11(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Lender. (h) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from the Lender demanding the

38 deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account or accounts with the Lender, in the name and for the benefit of the Lender (the “LC Collateral Account”), an amount in cash equal to 105% of the amount of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h) or (i) of Article VII. The Borrowers also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.09(b). Each such deposit shall be held by the Lender as collateral for the payment and performance of the Secured Obligations. In addition, and without limiting the foregoing or paragraph (c) of this Section, if any LC Exposure remains outstanding after the expiration date specified in said paragraph (c), the Borrower shall immediately deposit in the LC Collateral Account an amount in cash equal to 105% of such LC Exposure as of such date plus any accrued and unpaid interest thereon. The Lender shall have exclusive dominion and control, including the exclusive right of withdrawal, over the LC Collateral Account and the Borrowers hereby grant the Lender a security interest in the LC Collateral Account and all moneys or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Lender and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Lender for LC Disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other Secured Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all such Events of Default have been cured or waived as confirmed in writing by the Lender. (i) LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination. (i) (j) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the Lender (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrowers (i) shall reimburse, indemnify and compensate the Lender hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of such Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. Each Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. SECTION 2.05 Funding of Borrowings. The Lender shall make each Loan to be made by it hereunder on the proposed date thereof available to the Borrowers by promptly crediting the amounts in immediately available funds, to the Funding Account(s); provided that CBFR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.04(d) shall be remitted to the Lender.

39 SECTION 2.06 Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a EurodollarSOFR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower Representative may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a EurodollarSOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section, the Borrower Representative shall notify the Lender of such election either in writing (delivered by hand or fax) by delivering an Interest Election Request signed by a Responsible Officer of the Borrower Representative or through Electronic System, if arrangements for doing so have been approved by the Lender, by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable. (c) Each telephonic and written Interest Election Request (including requests submitted through Electronic System) shall specify the following information in compliance with Section 2.02: (i) the name of the applicable Borrower and the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be a CBFR Borrowing or a EurodollarSOFR Borrowing; and (iv) if the resulting Borrowing is a EurodollarSOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a EurodollarSOFR Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration. (d) If the Borrower Representative fails to deliver a timely Interest Election Request with respect to a EurodollarSOFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a CBFR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Lender so notifies the Borrower Representative, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a EurodollarSOFR Borrowing and (ii) unless repaid, each EurodollarSOFR Borrowing shall be converted to a CBFR Borrowing at the end of the Interest Period applicable thereto.

40 SECTION 2.07 Termination and Reduction of Commitment. (a) Unless previously terminated, the Revolving Commitment shall terminate on the Revolving Credit Maturity Date. (b) The Borrowers may at any time terminate the Revolving Commitment upon the Payment in Full of the Secured Obligations. (c) The Borrowers may from time to time reduce the Revolving Commitment; provided that (i) each reduction of the Revolving Commitment shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 and (ii) the Borrowers shall not terminate or reduce the Revolving Commitment if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.09, the Revolving Exposure would exceed the Revolving Commitment. (d) The Borrower Representative shall notify the Lender of any election to terminate or reduce the Revolving Commitment under paragraph (b) or (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination or reduction of the Revolving Commitment delivered by the Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities or consummation of other events, in which case such notice may be revoked by the Borrower Representative (by notice to the Lender on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitment shall be permanent. SECTION 2.08 Repayment of Loans; Evidence of Debt. (a) The Borrowers hereby unconditionally promise to pay the Lender the then unpaid principal amount of each Revolving Loan on the Revolving Credit Maturity Date. (b) The Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to the Lender resulting from each Loan made by the Lender, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder. (c) The Lender shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, if any, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to the Lender hereunder and (iii) the amount of any sum received by the Lender hereunder. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be, absent manifest error, prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of the Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement. (e) The Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to the Lender a promissory note payable to the Lender (or, if requested by the Lender, to the Lender and its registered assigns) and in a form approved by the Lender. Thereafter, the Loans evidenced by such promissory note and interest

41 thereon shall at all times (including after assignment pursuant to Section 8.04) be represented by one or more promissory notes in such form. SECTION 2.09 Prepayment of Loans. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (ec) of this Section and, if applicable, payment of any break funding expenses under Section 2.14. (b) In the event and on such occasion that (i) other than as a result of fluctuations in currency exchange rates, the Revolving Exposure exceeds the lesser of (x) the Revolving Commitment and (y) the Aggregate Borrowing Base, or (ii) solely as a result of fluctuations in currency exchange rates, the Revolving Exposure, as of the most recent Revaluation Date, exceeds 105% of the lesser of (x) the Revolving Commitment and (y) the Aggregate Borrowing Base, then in each case, the Borrowers shall prepay the Revolving Loans, and/or LC Exposure (or, if no such Borrowings are outstanding, deposit cash collateral in the LC Collateral Account in an aggregate amount equal to such excess, in accordance with Section 2.04(h)). In each case proceeding in this clause (b), the Dollar Equivalent of each such calculation shall be calculated, with respect to LC Exposure denominated in an Alternative Currency, as of the most recent Revaluation Date. (c) The Borrower Representative shall notify the Lender by telephone (confirmed by fax) or through Electronic System, if arrangements for doing so have been approved by the Lender, of any prepayment under this Section: (i) in the case of prepayment of a EurodollarSOFR Borrowing, not later than 10:00 a.m. three Business Days before the date of prepayment, or (ii) in the case of prepayment of a CBFR Borrowing, not later than 10:00 a.m. one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities or consummation of other events, in which case such notice may be revoked by the Borrower Representative (by notice to the Lender on or prior to the specified effective date) if such condition is not satisfied. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by (A) accrued interest to the extent required by Section 2.11 and (B) break funding payments pursuant to Section 2.14. SECTION 2.10 Fees. (a) The Borrowers agree to pay to the Lender a commitment fee, which shall accrue at the Applicable Rate on the daily amount of the undrawn portion of the Revolving Commitment during the period from and including the Effective Date to but excluding the date on which the Lender’s Revolving Commitment terminates; it being understood that the LC Exposure shall be included in the drawn portion of the Revolving Commitment for purposes of calculating the commitment fee. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitment terminates, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Borrowers agree to pay (i) to the Lender a letter of credit fee with respect to Letterseach outstanding Letter of Credit, which shall accrue on the daily maximum amount then available

42 to be drawn under such Letter of Credit at the same Applicable Rate used to determine the interest rate applicable to EurodollarSOFR Revolving Loans on the daily Dollar Equivalent amount of the Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements), during the period from and including the Effective Date to but excluding the later of the date on which the the Lender’s Revolving Commitment terminates and the date on which the Lender ceases to have any LC Exposure, and (ii) the Lender’s standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit orand other processing of drawings thereunderfees, and other standard costs and charges of the Lender relating to Letters of Credit as from time to time in effect. Letter of credit fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitment terminates and any such fees accruing after the date on which the Revolving Commitment terminates shall be payable on demand. Any other fees payable to the Lender pursuant to this paragraph shall be payable within 10 days after demand. All letter of credit fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Borrowers agree to pay to the Lender an annual facility fee in an amount equal to $62,500, payable on the Second Amendment Effective Date and on theeach Interest Payment Date closest to the firstannual anniversary thereof. [2] (d) The Borrowers agree to pay to the Lender an amendment fee (the “Fourth Amendment Fee”) in an aggregate amount equal to $62,500, which Fourth Amendment Fee shall be deemed fully earned by the Lender and shall be due and payable in full on the Fourth Amendment Effective Date. (e) (d) All fees payable hereunder shall be paid on the dates due, in dollars in immediately available funds, to the Lender. Fees paid shall not be refundable under any circumstances. SECTION 2.11 Interest. (a) The Loans comprising each CBFR Borrowing shall bear interest at the CB Floating Rate plus the Applicable Rate. (b) The Loans comprising each EurodollarSOFR Borrowing shall bear interest at the Adjusted LIBOTerm SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) Notwithstanding the foregoing, during the occurrence and continuance of an Event of Default, the Lender may, at its option, by notice to the Borrower Representative, declare that (i) all Loans shall bear interest at 2% plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount outstanding hereunder, such amount shall accrue at 2% plus the rate applicable to such fee or other obligation as provided hereunder. (d) Accrued interest on each Loan (for CBFR Loans, accrued through the last day of the prior calendar month) shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitment; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a CBFR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be

43 payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any EurodollarSOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (e) All interest hereunder shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable CB Floating Rate, Adjusted LIBOTerm SOFR Rate or LIBOand Term SOFR Rate shall be determined by the Lender, and such determination shall be conclusive absent manifest error. (f) With respect to the Swiss Borrower, (i) the interest rates provided for in this Agreement, including this Section 2.11, are minimum interest rates, (ii) when entering into this Agreement, the parties have assumed that the interest payable at the rates set out in this Section or in other Sections of this Agreement is not and will not become subject to the Swiss Withholding Tax, (iii) notwithstanding that the parties do not anticipate that any payment of interest will be subject to the Swiss Withholding Tax, they agree that, in the event that the Swiss Withholding Tax should be imposed on interest payments, the payment of interest due by the Swiss Borrower shall, in line with and subject to Section 2.15 including the limitations therein, be increased to an amount which (after making any deduction of the Non-Refundable Portion (as defined below) of the Swiss Withholding Tax) results in a payment to the Lender of an amount equal to the payment which would have been due had no deduction of Swiss Withholding Tax been required, (iv) for this purpose, the Swiss Withholding Tax shall be calculated on the full grossed-up interest amount (for the purposes of this Section, “Non-Refundable Portion” shall mean Swiss Withholding Tax at the standard rate (being, as at the date hereof, 35%) unless a tax ruling issued by the Swiss Federal Tax Administration (SFTA) confirms that, in relation to the Lender based on an applicable double tax treaty (or based on Swiss domestic tax laws), the Non-Refundable Portion is a specified lower rate in which case such lower rate shall be applied in relation to the Lender), and (v) the Swiss Borrower shall provide to the Lender the documents required by law or applicable double taxation treaties for the Lender to claim a refund of any Swiss Withholding Tax so deducted. SECTION 2.12 Alternate Rate of Interest; Illegality. (a) IfSubject to clause (c) of this Section 2.12, if prior to the commencement of any Interest Period for a EurodollarSOFR Borrowing: (i) (i) the Lender determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBOTerm SOFR Rate or the LIBOTerm SOFR Rate, as applicable (including, without limitation, by means of an Interpolated Rate or because the LIBO Screen Rate is not available or published on a current basis), for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or (ii) (ii) the Lender determines the Adjusted LIBOTerm SOFR Rate or the LIBOTerm SOFR Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to the Lender of making or maintaining its Loans (or Loan) included in such Borrowing for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; then the Lender shall give notice thereof to the Borrower Representative by telephone, fax or through an Electronic System as provided in Section 8.01 as promptly as practicable thereafter and, until (x) the Lender notifies the Borrower Representative that the circumstances giving rise to such notice no longer exist, and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of

44 Section 2.06 or a new Borrowing Request in accordance with the terms of Section 2.03 (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a EurodollarSOFR Borrowing shall be ineffective and any such EurodollarSOFR Borrowing shall be repaid or converted into a CBFR Borrowing on the last day of the then current Interest Period applicable thereto, and (B) if any Borrowing Request requests a EurodollarSOFR Borrowing, such Borrowing shall be made as a CBFR Borrowing. (b) (b) If the Lender determines that any Requirement of Law has made it unlawful, or if any Governmental Authority has asserted that it is unlawful, for the Lender or its applicable lending office to make, maintain, fund or continue any EurodollarSOFR Borrowing, or any Governmental Authority has imposed material restrictions on the authority of the Lender to purchase or sell, or to take deposits of, dollars in the London interbank offering market, then, on notice thereof by the Lender to the Borrower Representative, any obligations of the Lender to make, maintain, fund or continue EurodollarSOFR Loans or to convert CBFR Borrowings to EurodollarSOFR Borrowings will be suspended until the Lender notifies the Borrower Representative that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers will upon demand from the Lender, either prepay or convert all EurodollarSOFR Borrowings of the Lender to CBFR Borrowings, either on the last day of the Interest Period therefor, if the Lender may lawfully continue to maintain such EurodollarSOFR Borrowings to such day, or immediately, if the Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the Borrowers will also pay accrued interest on the amount so prepaid or converted. (c) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this 2.12(c) If), if a Benchmark Transition Event occurs, then thehas occurred, Lender may, by notice to the Borrower Representative, selectamend this Agreement to establish an alternate rate of interest for the LIBO RateBenchmark that gives due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) the then-evolving or prevailing market convention for determining a benchmark rate of interest for loans in US Dollarsas a replacement for the then current Benchmark at such time (the "“Alternate Rate"”); each Borrower acknowledges that the Alternate Rate may include a mathematical adjustment using any then-evolving or prevailing market convention or method for determining a spread adjustment for the replacement of the LIBO Rate. For avoidance of doubt, all references to the LIBO Rate shall be deemed to be references to the Alternate Rate when the Alternate Rate becomes effective in accordance with this section. In addition, the Lender will have the right, from time to timeBenchmark (which may include, if any Benchmark already contains such a spread, adding that spread to the Alternate Rate). The Lender may further amend this Agreement by such notice to the Borrower Representative to make technical, administrative or operational changes (including, without limitation, changes to the definition of "CB Floating Rate", the definition of "“Interest Period"”, timing and frequency of determining rates and making payments of interest, the timing of prepayment or conversion notices, the length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that the Lender decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of the Alternate Rate. The Alternate Rate, together with all such technical, administrative and operational changes as specified in any notice, shall become effective at the later of (i) the fifth Business Day after the Lender has provided notice (including without limitation for this purpose, by electronic means) to the Borrower Representative (the "Notice“Objection Date"”) and (ii) a date specified by the Lender in the notice, without any further action or consent of the Borrowers, so long as Lender has not received, by 5:00 pm Eastern time on the NoticeObjection Date, written notice of objection to the Alternate Rate from the Borrower Representative. Any determination, decision, or election that may be made by the Lender. If, on the date the Benchmark actually becomes permanently unavailable pursuant to this section, including any determination with respect to a rate or adjustment or the occurrence or

45 non-occurrence of an event, circumstance or date, and any decision to take or refrain from taking any action, willa Benchmark Transition Event, an Alternate Rate has not been established in this manner, Advances will, until an Alternate Rate is so established, bear interest at the CB Floating Rate. In no event shall the Alternate Rate be less than the Floor. (d) All determinations by Lender under this Section 2.12 shall be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from the Borrowers. Until an Alternate Rate shall be determined in accordance with this section, the interest rate shall be equal to the sum of (a) the greater of (x) Prime Rate and (y) 2.50%, plus (b) the Applicable Rate for CBFR Loans specified within such Applicable Rate definition. In no event shall the Alternate Rate be less than zeroany other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12. [2] SECTION 2.13 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, the Lender (except any such reserve requirement reflected in the Adjusted LIBOTerm SOFR Rate); or (ii) impose on the Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by the Lender or any Letter of Credit; or (iii) subject the Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to the Lender of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to the Lender of issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by the Lender hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to the Lender such additional amount or amounts as will compensate the Lender for such additional costs incurred or reduction suffered. (b) If the Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on the Lender’s capital or on the capital of the Lender’s holding company as a consequence of this Agreement, the Revolving Commitment or the Loans made by Letters of Credit issued by the Lender to a level below that which the Lender or the Lender’s holding company could have achieved but for such Change in Law (taking into consideration the Lender’s policies and the policies of the Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to the Lender such additional amount or amounts as will compensate the Lender or the Lender’s holding company for any such reduction suffered. (c) A certificate of the Lender setting forth in reasonable detail the amount or amounts necessary to compensate the Lender or its holding company, as the case may be, as specified in

46 paragraph (a) or (b) of this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay the Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of the Lender to demand compensation pursuant to this Section shall not constitute a waiver of the Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate the Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that the Lender notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of the Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.14 Break Funding Payments. In the event of (a) the payment of any principal of any EurodollarSOFR Loan other than (i) on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.09), (b) the conversion of any EurodollarSOFR Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any EurodollarSOFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.07(d) and is revoked in accordance therewith), then, in any such event, the Borrowers shall compensate the Lender for the loss, cost and expense attributable to such event. In the case of a EurodollarSOFR Loan, such loss, cost or expense to the Lender shall be deemed to include an amount determined by the Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such EurodollarSOFR Loan had such event not occurred, at the Adjusted LIBOTerm SOFR Rate that would have been applicable to such EurodollarSOFR Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such EurodollarSOFR Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which the Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollarapplicable interbank market, whether or not such SOFR Loan was in fact funded. A certificate of the Lender setting forth in reasonable detail any amount or amounts that the Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay the Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. SECTION 2.15 Withholding of Taxes; Gross-Up. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding for Indemnified Taxes has been made (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section 2.15), the Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made for Indemnified Taxes.

47 (b) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Lender, timely reimburse it for the payment of, Other Taxes. (c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.15, such Loan Party shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Lender. (d) Indemnification by the Borrowers. The Borrowers shall jointly and severally indemnify the Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by the Lender or required to be withheld or deducted from a payment to the Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Representative by the Lender shall be conclusive absent manifest error. (e) Status of the Lender. (i) The Lender or other relevant party that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative, at the time or times reasonably requested by the Borrower Representative, such properly completed and executed documentation reasonably requested by the Borrower Representative as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, the Lender or other relevant party, if reasonably requested by the Borrower Representative, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative as will enable the Borrower Representative to determine whether or not the Lender or other relevant party is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (e)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject the Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of the Lender. (ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person: (A) The Lender or other relevant party that is a U.S. Person shall deliver to the Borrower Representative on or prior to the date of this Agreement or the date on which such other relevant party becomes the Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative), executed copies of IRS Form W-9 certifying that the Lender or other relevant party is exempt from U.S. federal backup withholding tax; (B) The Lender or other relevant party that is not a U.S. Person (each, a “Foreign Lender”) shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes the Lender or other relevant

48 party under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) executed copies of IRS Form W-8BEN-E or W-8BEN-E, as applicable and (y) a certification, in form and substance reasonably satisfactory to the Borrower Representative, to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to any Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E or W-8BEN, as applicable, IRS Form W-9, and/or such other Tax certifications from each beneficial owner as the Borrower Representative may reasonably request, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide such U.S. Tax Compliance Certificates as may be reasonably requested by the Borrower Representative on behalf of each such direct and indirect partner. (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower Representative to determine the withholding or deduction required to be made. (D) if a payment made to the Lender or other relevant party under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if the Lender or such other relevant party were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section

49 1471(b) or 1472(b) of the Code, as applicable), the Lender or such other relevant party shall deliver to the Borrower Representative at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative as may be necessary for the Borrowers to comply with their obligations under FATCA and to determine that the Lender or such other relevant party has complied with the Lender’s or such other relevant party’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. The Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative in writing of its legal inability to do so. (f) Treatment of Certain Refunds. If the Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.15 (including by the payment of additional amounts pursuant to this Section 2.15), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.15 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of the Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of the Lender, shall repay to the Lender the amount paid to the Lender (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event the Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Lender be required to pay any amount to any indemnifying party pursuant to this paragraph (f), the payment of which would place the Lender in a less favorable net after-Tax position than the Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (f) shall not be construed to require the Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (g) Survival. Each party’s obligations under this Section 2.15 shall survive the resignation or replacement of the Lender or any assignment of rights by, or the replacement of, the Lender, the termination of the Revolving Commitment and the repayment, satisfaction or discharge of all obligations under any Loan Document (including the Payment in Full of the Secured Obligations). (h) Defined Terms. For purposes of this Section 2.15, the term “applicable law” includes FATCA. (i) Compliance with Swiss Non-Bank Rules. The Lender confirms that it is a Swiss Qualifying Bank or, if not, a single person only for the purpose of the Swiss Non-Bank Rules. SECTION 2.16 Payments Generally; Allocation of Proceeds. (a) The Borrowers shall make each payment or prepayment required to be made by them hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Sections 2.13, 2.14 or 2.15, or otherwise) prior to 2:00 p.m. on the date when due or the date fixed for any prepayment hereunder, in immediately available funds, without setoff,

50 recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Lender, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Lender at its offices at Middle Market Servicing, 10 South Dearborn, Floor L2, Suite IL1-0480, Chicago, IL, 60603-2300. Unless otherwise provided for herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars. (b) All payments and any proceeds of Collateral received by the Lender (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrowers), or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.09) or (ii) after an Event of Default has occurred and is continuing and the Lender so elects, such funds shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements then due to the Lender from the Borrowers, second, to pay interest then due and payable on the Loans ratably, third, to prepay principal on the Loans and unreimbursed LC Disbursements and to pay any amounts owing in respect of Swap Agreement Obligations and Banking Services Obligations, ratably, fourth, to pay an amount to the Lender equal to 105% of the aggregate LC Exposure, to be held as cash collateral for such Obligations, and to pay any amounts owing in respect of Swap Agreement Obligations and Banking Services Obligations, ratably, and fifth, to the payment of any other Secured Obligation due to the Lender from the Borrowers or any other Loan Party. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative, or unless a Default is in existence, the Lender shall not apply any payment which it receives to any EurodollarSOFR Loan, except (i) on the expiration date of the Interest Period applicable thereto, or (ii) in the event, and only to the extent, that there are no outstanding CBFR Loans and, in any such event, the Borrowers shall pay the break funding payment required in accordance with Section 2.14. The Lender shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations. (c) At the election of the Lender, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 8.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder, whether made following a request by the Borrower Representative pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of any Borrower maintained with the Lender. The Borrowers hereby irrevocably authorize the Lender to (i) make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agree that all such amounts charged shall constitute Loans, and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03 and (ii) charge any deposit account of any Borrower maintained with the Lender for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents. (d) The Lender may from time to time provide the Borrowers with account statements or invoices with respect to any of the Secured Obligations (the “Statements”). The Lender is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrowers’ convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrowers pay the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrowers shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Lender of any payment that is less than the total amount actually due at that time

51 (including but not limited to any past due amounts) shall not constitute a waiver of the Lender’s right to receive payment in full at another time. SECTION 2.17 Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Lender. The provisions of this Section 2.17 shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.17 shall survive the termination of this Agreement. SECTION 2.18 Determination of Dollar Amounts. The Lender shall determine or redetermine the Dollar Equivalent amount of any Letter of Credit on each Revaluation Date, including the Dollar Equivalent amount of any Letter of Credit issued in an Alternative Currency, and a determination thereof by the Lender shall be conclusive absent manifest error. The Lender may, but shall not be obligated to, rely on any determination of any Dollar Equivalent amount by any Loan Party. SECTION 2.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from the Borrowers hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which the Lender could, in accordance with normal banking procedures applicable to arm’s length transactions, purchase the specified currency with such other currency at the Lender’s main New York City office on the Business Day immediately preceding that on which final, non-appealable judgment is given. The obligations of the Borrowers in respect of any sum due to the Lender hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by the Lender of any sum adjudged to be so due in such other currency the Lender may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to the Lender in the specified currency, the Borrowers agree, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Lender against such loss, and if the amount of the specified currency so purchased exceeds the sum originally due to the Lender in the specified currency, the Lender agrees to remit such excess to the Borrowers. ARTICLE III Representations and Warranties Each Loan Party represents and warrants to the Lender that: SECTION 3.01 Organization; Powers. Each Loan Party and each Subsidiary is duly organized or formed, validly existing and in good standing (or its foreign equivalent, if any) under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (or its foreign equivalent, if any) in, every jurisdiction where such qualification is required.

52 SECTION 3.02 Authorization; Enforceability. The Transactions are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions on the part of such Loan Party and, if required, actions by such Loan Party’s equity holders. Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any material Requirement of Law applicable to any Loan Party or any Subsidiary, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary, and (d) will not result in the creation or imposition of, or other requirement to create, any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents. SECTION 3.04 Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Lender its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2018, reported on by Armanino LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2019, certified by a Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2018. SECTION 3.05 Properties. (a) As of the Second Amendment Effective Date, Schedule 3.05 to the Disclosure Letter sets forth the address of each parcel of real property that is owned or leased by any Loan Party. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no material default by any party to any such lease or sublease exists. Each of the Loan Parties and each Subsidiary has good title to, or valid leasehold interests in, all of its real and personal property, free of all Liens other than those permitted by Section 6.02. [2] (b) Each Loan Party and each Subsidiary owns, or is licensed to use, all material trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, and the use thereof by each Loan Party and each Subsidiary does not infringe upon the rights of any other Person except as could not reasonably be expected to have a Material Adverse Effect, and as of the date of this Agreement, each Loan Party’s and each Subsidiary’s rights thereto are not subject to any licensing agreement or similar arrangement other than (i) any such agreement or arrangement set forth on Schedule 3.05 to the Disclosure Letter and (ii) non-exclusive licenses granted in the ordinary course of business and over-the-counter software that is commercially available to the public.

53 A list of all registered trademarks, copyrights and patents, or applications for any of the foregoing, owned by any Loan Party as of the Second Amendment Effective Date, is set forth on Schedule 3.05 to the Disclosure Letter. [2] SECTION 3.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened in writing against any Loan Party or any Subsidiary (i) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters set forth on Schedule 3.06 to the Disclosure Letter) or (ii) that involve any Loan Document or the Transactions. (b) Except for the Disclosed Matters, (i) no Loan Party or any Subsidiary has received written notice of any claim with respect to any Environmental Liability or knows of any basis for any Environmental Liability that could reasonably be expected to have a Material Adverse Effect and (ii) and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party or any Subsidiary (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has become subject to any Environmental Liability, (C) has received written notice of any claim with respect to any Environmental Liability or (D) knows of any basis for any Environmental Liability. (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect. SECTION 3.07 Compliance with Laws and Agreements; No Default. Except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Loan Party and each Subsidiary is in compliance with (i) each Requirement of Law applicable to it or its property and (ii) all indentures, agreements and other instruments binding upon it or its property. No Default has occurred and is continuing. SECTION 3.08 Investment Company Status. No Loan Party or any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.09 Taxes. Each Loan Party and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed by it and has paid or caused to be paid all Taxes required to have been paid by it, except (i) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP, or (ii) to the extent failure to do so could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. SECTION 3.10 Compliance with Swiss Non-Bank Rules. The Swiss Borrower is compliant with the Swiss Non-Bank Rules; it being understood that for the purpose of this representation, the Swiss Borrower shall assume that the aggregate number of lenders under this Agreement which are not Swiss Qualifying Banks is 10 (irrespective of whether or not there are, at any time, any such lenders). SECTION 3.11 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all

54 accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87 or subsequent recodification thereof, as applicable) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan. SECTION 3.12 Disclosure. (a) The Loan Parties have disclosed to the Lender all agreements, instruments and corporate or other restrictions to which any Loan Party or any Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party or any Subsidiary to the Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date (it being understood that forecasts and projections are subject to contingencies and no assurance can be given that any forecast or projection will be realized). (b) As of the Effective Date, to the best knowledge of each Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to the Lender in connection with this Agreement is true and correct in all respects. SECTION 3.13 Material Agreements. No Loan Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any material agreement to which it is a party or (ii) any agreement or instrument evidencing or governing Material Indebtedness. SECTION 3.14 Solvency. (a) Immediately after the consummation of the Transactions to occur on the Effective Date, (i) the fair value of the assets of the Loan Parties and their Subsidiaries, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of the Loan Parties and their Subsidiaries, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Loan Parties and their Subsidiaries, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iv) the Loan Parties and their Subsidiaries, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted after the Effective Date; and (v) no Swiss Insolvency Event will have occurred. (b) The Loan Parties and their Subsidiaries, taken as a whole, do not intend to, and do not believe that they will, incur debts beyond their ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by them and the timing of the amounts of cash to be payable on or in respect of their Indebtedness.

55 SECTION 3.15 Insurance. As of the Effective Date, all premiums in respect of the Loan Parties’ insurance have been paid. The Loan Parties believe that the insurance maintained by or on behalf of the Loan Parties and their Subsidiaries is adequate and is customary for companies engaged in the same or similar businesses operating in the same or similar locations. SECTION 3.16 Capitalization and Subsidiaries. Schedule 3.16 to the Disclosure Letter sets forth as of the Second Amendment Effective Date (a) a correct and complete list of the name and relationship to the Company of each Subsidiary, (b) a true and complete listing of each class of each of the Company’s Subsidiary’s authorized Equity Interests, of which all of such issued Equity Interests are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.16 to the Disclosure Letter, and (c) the type of entity of the Company and each Subsidiary. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. SECTION 3.17 Security Interest in Collateral. The provisions of the applicable Loan Documents create legal and valid Liens on all the Collateral in favor of the Lender, for the benefit of the Secured Parties, and such Liens constitute perfected (to the extent perfection is required under the applicable Loan Documents) and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Liens permitted by Section 6.02, to the extent any such Liens would have priority over the Liens in favor of the Lender pursuant to any applicable law or agreement and (b) Liens perfected only by possession (including possession of any certificate of title) or control, to the extent the Lender has not obtained or does not maintain possession or control of such Collateral. SECTION 3.18 Employment Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened in writing that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters. All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary, except where the failure to so pay or accrue could not reasonably be expected to have a Material Adverse Effect. SECTION 3.19 Margin Regulations. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of Borrowing or Letter of Credit extension hereunder will be used to purchase or carry any Margin Stock in violation of Regulations T, U or X. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any Loan Party only or of the Loan Parties and their Subsidiaries on a consolidated basis) will be Margin Stock. SECTION 3.20 Use of Proceeds. The proceeds of the Loans have been used and will be used, whether directly or indirectly as set forth in Section 5.09. SECTION 3.21 No Burdensome Restrictions. No Loan Party is subject to any Burdensome Restrictions except Burdensome Restrictions permitted under Section 6.10.

56 SECTION 3.22 Anti-Corruption Laws and Sanctions. Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and directors and to the knowledge of such Loan Party its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Loan Party being designated as a Sanctioned Person. None of (a) any Loan Party, any Subsidiary, any of their respective directors or officers or, to the knowledge of any such Loan Party or Subsidiary, employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions. SECTION 3.23 Plan Assets; Prohibited Transactions. None of the Loan Parties or any of their Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. ARTICLE IV Conditions SECTION 4.01 Effective Date. The obligations of the Lender to make Loans and to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 8.02): (a) Credit Agreement and Loan Documents. The Lender (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Lender (which may include fax or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies of the Loan Documents to be entered into as of the Effective Date and such other certificates, documents, instruments and agreements as the Lender shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including a written opinion of the Loan Parties’ counsel addressed to the Lender, all in form and substance satisfactory to the Lender. (b) Financial Statements. The Lender shall have received (i) audited consolidated financial statements of the Company and its consolidated Subsidiaries for the 2016, 2017 and 2018 fiscal years, and (ii) unaudited interim consolidated financial statements of the Company and its consolidated Subsidiaries for each fiscal quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available, and such financial statements shall not, in the reasonable judgment of the Lender, reflect any material adverse change in the consolidated financial condition of the Company and its consolidated Subsidiaries, as reflected in the audited, consolidated financial statements described in clause (i) of this paragraph. (c) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Lender shall have received, for each Loan Party that is or is to be a party to any Loan Document as of the Effective Date, (i) a certificate of such Loan Party, dated the Effective Date and executed by its secretary or assistant secretary or director, as applicable, or, in the case of the Swiss

57 Borrower, by a managing officer with individual signature authority, which shall (A) certify the resolutions of its board of directors, managing officers, quotaholders, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers or directors of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of a Borrower, its Financial Officers, and (C) contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of such Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a long form good standing certificate for such Loan Party from its jurisdiction of organization (to the extent available). (d) No Default Certificate. The Lender shall have received a certificate, signed by a Financial Officer of each Borrower, dated as of the Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in the Loan Documents are true and correct in all material respects as of such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects), and (iii) certifying as to any other factual matters as may be reasonably requested by the Lender. (e) Fees. The Lender shall have received all fees required to be paid, and all expenses required to be reimbursed for which invoices have been presented at least two Business Days in advance of the Effective Date (including the reasonable fees and expenses of legal counsel), on or before the Effective Date. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Borrower Representative to the Lender on or before the Effective Date. (f) Lien Searches. The Lender shall have received, with respect to each Loan Party executing a Collateral Document as of the Effective Date, the results of a recent lien search in the jurisdiction of organization of such Loan Party (it being understood that no such searches will have to be run in Switzerland), and such search shall reveal no Liens on any of the assets of such Loan Party except for liens permitted by Section 6.02 or discharged on or prior to the Effective Date pursuant to a pay-off letter or other documentation satisfactory to the Lender. (g) [Reserved]. (h) Funding Account. The Lender shall have received a notice setting forth the deposit account of the Borrowers (the “Funding Account”) to which the Lender is authorized by the Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement. (i) [Reserved]. (j) Solvency. The Lender shall have received a solvency certificate signed by a Financial Officer of the Company dated the Effective Date in form and substance reasonably satisfactory to the Lender. (k) [Reserved]. (l) Pledged Equity Interests; Stock Powers; Pledged Notes. The Lender shall have received (i) the certificates representing the Equity Interests pledged pursuant to the Security Agreement,

58 together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Lender pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof. (m) Filings, Registrations and Recordings. Each document (including any UCC financing statement) required by the Collateral Documents or under law or reasonably requested by the Lender to be filed, registered or recorded in order to create in favor of the Lender, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration or recordation. (n) Insurance. The Lender shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Lender and otherwise in compliance with the terms of Section 5.10 of this Agreement and the Security Agreement. (o) Legal Due Diligence. The Lender and its counsel shall have completed all legal due diligence, the results of which shall be satisfactory to Lender in its sole discretion. (p) USA PATRIOT Act, Etc. The Lender shall have received, (i) at least 5 days prior to the Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrowers at least 10 days prior to the Effective Date, (ii) a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party, and (iii) to the extent the Borrowers qualify as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrowers at least 5 days prior to the Effective Date, to the extent requested in writing of the Borrowers at least 10 days prior to the Effective Date. (q) Other Documents. The Lender shall have received such other documents as the Lender or its counsel may have reasonably requested. The Lender shall notify the Borrowers of the Effective Date, and such notice shall be conclusive and binding. SECTION 4.02 Each Credit Event. The obligation of the Lender to make a Loan on the occasion of any Borrowing, and to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

59 (c) After giving effect to any Borrowing or the issuance, amendment, renewal or extension of any Letter of Credit, Aggregate Availability and the applicable Borrower’s Availability shall not be less than zero. (d) No event shall have occurred and no condition shall exist which has or could be reasonably expected to have a Material Adverse Effect. (e) If such Borrowing is the initial Borrowing under this Agreement and a Borrowing Base Certificate has not yet been delivered under Section 5.01(f), the Lender shall have received a Borrowing Base Certificate which calculates the Aggregate Borrowing Base as the date of such Borrowing. Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a), (b) and (d) of this Section. ARTICLE V Affirmative Covenants Until all of the Secured Obligations shall have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lender that: SECTION 5.01 Financial Statements; Borrowing Base and Other Information. The Borrowers will furnish to the Lender: (a) within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by any “Big Four” accounting firm or any other independent public accountants reasonably acceptable to the Lender (without a “going concern” or like qualification, commentary or exception, and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within 45 days after the end of each of the first three fiscal quarters of the Company, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Borrower Representative as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate (i) certifying, in the case of the financial statements delivered under clause (b) above, as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes,

60 (ii) certifying as to whether a Default has occurred and is continuing and, if a Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.12 and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; (d) [reserved]; (e) as soon as available, but in any event no later than 60 days after the end of each fiscal year of the Company, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and cash flow statement) of the Company for each month of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Lender; (f) as soon as available but in any event (i) within 30 days of the end of each calendar month to the extent that the Revolving Exposure exceeded $15,000,000 at any time during such calendar month or (ii) to the extent that the Revolving Exposure is less than $5,000,000, within 45 days after the end of each fiscal quarter of the Company, and at such other times as may be necessary to re-determine Availability hereunder or as may be reasonably requested by the Lender, as of the period then ended, a Borrowing Base Certificate which calculates the Aggregate Borrowing Base and the Borrowing Base for each Borrower, and supporting information in connection therewith, together with any additional reports with respect to the Aggregate Borrowing Base or the Borrowing Base of any Borrower as the Lender may reasonably request; (g) concurrently with any delivery of a Borrowing Base Certificate under clause (f) above, as of the period then ended, all delivered electronically in a text formatted file acceptable to the Lender; (i) a detailed aging of the Borrowers’ Accounts, including all invoices aged by invoice date and due date (with an explanation of the terms offered), prepared in a manner reasonably acceptable to the Lender, together with a summary specifying the name, address, and balance due for each Account Debtor; and (ii) a worksheet of calculations prepared by the Borrowers to determine Eligible Accounts and Eligible Inventory, such worksheets detailing the Accounts and Inventory excluded from Eligible Accounts and Eligible Inventory and the reason for such exclusion; (h) upon request of the Lender, as soon as possible and in any event within 30 days of filing thereof, copies of all tax returns filed by any Loan Party with the IRS; (i) upon request of the Lender, as soon as possible and in any event within 30 days after the end of each calendar month, to the extent applicable, a detailed listing of all intercompany loans made by the Borrowers to any Affiliate during such calendar month; (j) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be;

61 (k) promptly after receipt thereof by any Borrower or any Subsidiary, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by the SEC or such other agency regarding financial or other operational results of any Borrower or any Subsidiary thereof; (l) promptly following any request therefor, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Borrower by independent accountants in connection with the accounts or books of any Borrower or any Subsidiary, or any audit of any of them as the Lender may reasonably request; (m) promptly following any request therefor, (x) such other information regarding the operations, material changes in ownership of Equity Interests, business affairs and financial condition of any Loan Party or any Subsidiary, or compliance with the terms of this Agreement, as the Lender may reasonably request and (y) information and documentation reasonably requested by the Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation; and (n) promptly after any request therefor by the Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Company or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Company or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if the Company or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Company or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof. Documents required to be delivered pursuant to Section 5.01(a), (b) or (j) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Borrowers’ behalf on an Internet or intranet website, if any, to which the Lender has access (whether a commercial, third-party website or whether made available by the Lender). The Lender shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above. SECTION 5.02 Notices of Material Events. The Borrowers will furnish to the Lender prompt (but in any event within any time period that may be specified below) written notice of the following: (a) any Responsible Officer of a Loan Party obtains knowledge of the occurrence of any Default; (b) any Responsible Officer of a Loan Party obtains knowledge of receipt of any written notice of any investigation by a Governmental Authority or any litigation or proceeding commenced or threatened against any Loan Party or any Subsidiary that (i) seeks damages in excess of $1,000,000, (ii) seeks injunctive relief that could reasonably be expected to have a Material Adverse Effect, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets and involves in excess of $1,000,000, (iv) alleges criminal misconduct by any Loan Party or any Subsidiary, (v) alleges the violation of, or seeks to impose remedies under, any Environmental Law or related Requirement of Law, or seeks to impose Environmental Liability, in each case, that could reasonably be expected to have a Material Adverse Effect, (vi) asserts liability on the part of any Loan Party or any Subsidiary in excess of

62 $1,000,000 in respect of any tax, fee, assessment, or other governmental charge, or (vii) involves any product recall that could reasonably be expected to have a Material Adverse Effect; (c) any material change in accounting or financial reporting practices by any Borrower or any Subsidiary; (d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties and their Subsidiaries in an aggregate amount exceeding $1,000,000; (e) [reserved]; (f) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and (g) any change in the information provided in the Beneficial Ownership Certification delivered to the Lender that would result in a change to the list of beneficial owners identified in such certification. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower Representative setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03 Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (a) its legal existence and (b) the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, in each case, with respect to this clause (b), where the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. SECTION 5.04 Payment of Obligations. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all Material Indebtedness and all other material liabilities and obligations, including material Taxes, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect; provided, however, that each Loan Party will, and will cause each Subsidiary to, remit material withholding taxes and other material payroll taxes to appropriate Governmental Authorities as and when claimed by such Governmental Authorities in writing to be due, notwithstanding the foregoing exceptions. SECTION 5.05 Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. SECTION 5.06 Books and Records; Inspection Rights. Each Loan Party will, and will cause each Subsidiary to, (a) keep proper books of record and account in which full, true and correct entries are made sufficient to prepare financial statements in accordance with GAAP and (b) permit any

63 representatives designated by the Lender (including employees of the Lender or any consultants, accountants, lawyers, agents and appraisers retained by the Lender), upon reasonable prior notice, to (i) visit and inspect its properties, and conduct at the Loan Party’s premises field examinations or appraisals of the Loan Party’s assets, liabilities, books and records, including examining and making extracts from its books and records, environmental assessment reports and Phase I or Phase II studies, and to(ii) discuss its affairs, finances and condition with its officers and independent accountants (and hereby authorizes the Lender to contact its independent accountants directly), and (c) provide contact information for each bank where each Loan Party has a depository and/or securities account and each such Loan Party hereby authorizes the Lender to contact such bank(s) in order to request bank statements and/or balances, all at such reasonable times and as often as reasonably requested; provided, that if no Event of Default has occurred and is continuing, the Loan Parties shall only have to reimburse the Lender for one such field examination in any 12-month period. The Loan Parties acknowledge that the Lender, after exercising its rights of inspection, may prepare certain Reports pertaining to the Loan Parties’ assets for internal use by the Lender. Notwithstanding the foregoing, neither Borrowers nor their Subsidiaries shall be required to disclose or discuss, or permit the inspection, examination or making of extracts of, any documents, book, record or other matter (i) in respect of which disclosure to the Lender or its representatives is then prohibited by applicable law or (ii) is protected by the attorney-client privilege or the attorney work product privilege in favor of Borrowers or their Subsidiaries. SECTION 5.07 Compliance with Laws and Material Contractual Obligations. Each Loan Party will, and will cause each Subsidiary to, (i) comply with each Requirement of Law applicable to it or its property (including, without limitation, Environmental Laws), except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (ii) perform in all material respects its obligations under material agreements to which it is a party. Each Loan Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. SECTION 5.08 Compliance with Swiss Non-Bank Rules. The Swiss Borrower shall be compliant with the Swiss Non-Bank Rules; it being understood that the Swiss Borrower shall assume that the aggregate number of lenders under this Agreement which are not Swiss Qualifying Banks is 10 (irrespective of whether or not there are, at any time, any such lenders). SECTION 5.09 Use of Proceeds. (a) The proceeds of the Loans and the Letters of Credit will be used only for working capital and general corporate purposes. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Federal Reserve Board, including Regulations T, U and X. (b) The Borrowers will not request any Borrowing or Letter of Credit, and no Borrower shall use, and each Borrower shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

64 SECTION 5.10 Accuracy of Information. The Loan Parties will ensure that any information, including financial statements or other documents, furnished to the Lender in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder (other than forecasts and projections, forward-looking information and information of a general economic or industry-specific nature), taken together as a whole with the Company’s filings with the SEC, contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Loan Parties on the date thereof as to the matters specified in this Section 5.10; provided that, with respect to the Projections, the Borrowers will cause the Projections to be prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that forecasts and projections are subject to contingencies and no assurance can be given that any forecast or projection will be realized). SECTION 5.11 Insurance. Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts (with no greater risk retention) and against such risks (including loss or damage by fire and loss in transit; theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents. Upon request of the Lender, the Borrowers will furnish to the Lender information in reasonable detail as to the insurance so maintained. SECTION 5.12 Casualty and Condemnation. The Borrowers will furnish to the Lender prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding. SECTION 5.13 Depository Banks. Within 90 days after the Effective Date and thereafter, each Loan Party will maintain the Lender as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business. SECTION 5.14 Additional Collateral; Further Assurances. (a) Subject to any applicable Requirement of Law and the limitations set forth in this Section 5.14, the Company will cause each of its Material Subsidiaries formed or acquired after the date of this Agreement or any limited liability companies formed pursuant to any division, or any Subsidiary that becomes a Material Subsidiary, in each case that is a Domestic Subsidiary other than an Excluded Subsidiary, to become a Loan Party by executing a Joinder Agreement within 30 days after the date of such formation or acquisition (as such date may be extended from time to time by the Lender in its sole discretion). In connection therewith, the Lender shall have received all documentation and other information regarding such newly formed or acquired Subsidiaries or such new Material Subsidiary as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act. Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Lender, for the benefit of the Secured Parties, in any property of such Loan Party which constitutes Collateral, including any parcel of real property located in the U.S. owned by any Loan Party.

65 (b) The Company will cause (i) 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries that is not an Excluded Subsidiary and (ii) 65% (or such greater percentage that, due to a change in applicable law after the date hereof, Borrower Representative and Lender agree (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for U.S. federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s U.S. parent and (B) could not reasonably be expected to cause any adverse Tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary or Excluded Subsidiary directly owned by the Company or any other Loan Party (other than the Swiss Borrower) to be subject at all times to a first priority, perfected Lien in favor of the Lender, for the benefit of the Secured Parties, pursuant to the terms and conditions of the Loan Documents or other security documents as the Lender shall reasonably request. (c) Without limiting the foregoing, and subject to the terms and conditions of the Loan Documents, each Loan Party will, and will cause each Material Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Lender such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which the Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all in form and substance reasonably satisfactory to the Lender and all at the expense of the Loan Parties. (d) If any material assets (including any real property or improvements thereto or any interest therein) constituting Collateral are acquired by any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement or the Swiss Collateral Documents that become subject to the Lien under the Security Agreement or the Swiss Collateral documents upon acquisition thereof), the Borrower Representative will (i) notify the Lender to the extent required by the Collateral Documents and, if requested by the Lender, cause such assets to be subjected to a Lien securing the Secured Obligations and (ii) take, and cause each applicable Loan Party to take, such actions as reasonably requested by the Lender to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Loan Parties. SECTION 5.15 Post-Closing Obligations. Within 30 days after the Effective Date (or such longer period as the Lender shall agree in writing), the Borrower shall deliver, or cause to be delivered: (a) each Collateral Access Agreement required to be provided pursuant to the Security Agreement; and (b) Swiss Collateral Documents, in form and substance reasonably satisfactory to the Lender, granting to the Lender a Lien on the Swiss Borrower’s bank accounts. ARTICLE VI Negative Covenants Until all of the Secured Obligations shall have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lender that:

66 SECTION 6.01 Indebtedness. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except: (a) the Secured Obligations; (b) Indebtedness existing on the date hereof and set forth in Schedule 6.01 to the Disclosure Letter and any extensions, renewals, refinancings and replacements of any such Indebtedness in accordance with clause (f) hereof; (c) Indebtedness of any Loan Party to another Loan Party or any Subsidiary and Indebtedness of any Subsidiary to any Loan Party or any other Subsidiary, provided that (i) Indebtedness of any Subsidiary that is not a Loan Party to any Loan Party shall be subject to Section 6.04 and (ii) Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Lender; (d) Guarantees by any Loan Party of Indebtedness of any Subsidiary or another Loan Party and Guarantees by any Subsidiary of Indebtedness of any Loan Party or any other Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by any Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04 and (iii) Guarantees permitted under this clause (d) shall be subordinated to the Secured Obligations on the same terms as the Indebtedness so Guaranteed is subordinated to the Secured Obligations (if such Indebtedness is so subordinated to the Secured Obligations); (e) Indebtedness of any Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets and any related installation, maintenance or software licensing charges (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with clause (f) below; provided that (i) such Indebtedness is incurred prior to or within 180days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) together with any Refinance Indebtedness in respect thereof permitted by clause (f) below, shall not exceed $5,000,000 at any time outstanding; (f) Indebtedness which represents extensions, renewals, refinancing or replacements (such Indebtedness being so extended, renewed, refinanced or replaced being referred to herein as the “Refinance Indebtedness”) of any of the Indebtedness described in clauses (b), (e), (i), (n), (p) and (r) hereof (such Indebtedness being referred to herein as the “Original Indebtedness”); provided that (i) the principal amount of such Refinance Indebtedness does not exceed the principal amount of the Original Indebtedness, plus any accrued and unpaid interest thereon, any prepayment premium in connection with such refinancing or replacement and customary fees and expenses incurred by any Loan Party or any Subsidiary in connection with such extension, renewal, refinancing or replacement, (ii) any Liens securing such Refinance Indebtedness are not extended to any additional property of any Loan Party or any Subsidiary, (iii) no Loan Party or any Subsidiary that is not originally obligated with respect to repayment of such Original Indebtedness is required to become obligated with respect to such Refinance Indebtedness, (iv) such Refinance Indebtedness does not result in a shortening of the average weighted maturity of such Original Indebtedness, (v) the terms of such Refinance Indebtedness are not materially less favorable, taken as a whole, to the obligor thereunder than the original terms of such Original Indebtedness (as determined by Borrower in good faith) and (vi) if such Original Indebtedness was subordinated in right of payment to the Secured Obligations, then the terms and conditions of such Refinance Indebtedness must include subordination terms and conditions that are, taken as a whole, at

67 least as favorable to the Lender as those that were applicable to such Original Indebtedness (as determined by the Borrower in good faith); (g) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business; (h) Indebtedness of any Loan Party in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business; (i) Subordinated Indebtedness in an aggregate principal amount not exceeding $10,000,000 at any time outstanding; (j) Indebtedness evidenced by the Convertible Notes; (k) Indebtedness arising from customary cash management and treasury services, credit cards, and the honoring of a check, draft or similar instrument against insufficient funds or from the endorsement of instruments for collection, in each case, in the ordinary course of business and not exceeding $500,000 in the aggregate at any time; (l) Indebtedness under Swap Agreements permitted under Section 6.07; (m) Indebtedness representing deferred compensation owing to employees, directors and officers of the Company or any of its Subsidiaries in the ordinary course of business and, to the extent payable in cash, not exceeding $500,000 in the aggregate at any time; (n) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary; (o) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business; (p) Indebtedness of Harmonic France or its Subsidiaries solely for (i) the financing of R&D Accounts Receivable and secured only by Liens on such R&D Accounts Receivable, (ii) consisting of loans from French governmental agencies that were existing on September 27, 2017 for research and development projects and (iii) term loans that were existing on September 27, 2017 used to finance the renovation office space in Rennes, France; (q) earn-out obligations and contingent liabilities in respect of any indemnification obligations, adjustment or purchase price (including working capital adjustments), non-compete or similar obligations incurred in connection with Permitted Acquisitions in an aggregate amount not to exceed $2,000,000; (r) Indebtedness or other obligations of Foreign Subsidiaries (other than the Swiss Borrower) in an aggregate principal amount at any time outstanding not to exceed $1,000,000; (s) other unsecured Indebtedness in an aggregate principal amount not exceeding $2,000,000 at any time outstanding; and

68 (t) to the extent any Disposition of a SES Draft permitted by Section 6.05(k) is not characterized as a sale by any applicable court,constituting Indebtedness, obligations of the Company to Commerzbank solely forpursuant to the financing of SES DraftsPurchase Agreement and secured only by Liens on SES Drafts purchased by Commerzbank pursuant to the terms of the SES Purchase Agreement; provided, that such Indebtedness is incurred pursuant to the terms and conditions of the SES Purchase Agreement. [3] SECTION 6.02 Liens. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including Accounts) or rights in respect of any thereof, except: (a) Liens created pursuant to any Loan Document; (b) Permitted Encumbrances; (c) any Lien on any property or asset of any Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02 to the Disclosure Letter; provided that (i) such Lien shall not apply to any other property or asset of such Borrower or Subsidiary or any other Borrower or Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and Refinance Indebtedness permitted by Section 6.01(f); (d) Liens on fixed or capital assets acquired, constructed or improved by any Borrower or any Subsidiary, together with any additions, accessions, parts, improvements and attachments thereto and related software; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets, plus any related installation, maintenance or software licensing charges, and (iv) such Liens shall not apply to any other property or assets of any Borrower or any Subsidiary; (e) any Lien existing on any property or asset (other than Accounts and Inventory) prior to the acquisition thereof by any Borrower or any Subsidiary or existing on any property or asset (other than Accounts and Inventory) of any Person that becomes a Loan Party after the date hereof prior to the time such Person becomes a Loan Party; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Loan Party, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Loan Party and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Loan Party, as the case may be, and Refinance Indebtedness permitted by Section 6.01(f); (f) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon; (g) Liens arising out of Sale and Leaseback Transactions permitted by Section 6.06; (h) Liens granted by a Subsidiary that is not a Loan Party in favor of any Loan Party in respect of Indebtedness owed by such Subsidiary; (i) Leases or subleases granted to other Persons in the ordinary course of business and not interfering in any material respect with the business of the lessor or sublessor;

69 (j) non-exclusive licenses of intellectual property in the ordinary course of business; (k) any interest or title of a lessor, sublessor, licensor or sublicensor under any lease or license in the ordinary course of business; (l) Liens on insurance proceeds securing the premium of financed insurance proceeds; (m) Liens arising as a matter of law or created in the ordinary course of business in the nature of (i) normal and customary rights of setoff and banker’s liens upon deposits of cash in favor of banks or other depository institutions and (ii) Liens securing reasonable and customary fees for services in favor of banks, securities intermediaries or other depository institutions, including, for the avoidance of doubt, any Liens created under customary general terms and conditions of banks; (n) Liens solely on R&D Accounts Receivable securing Indebtedness permitted by Section 6.01(p)(i); (o) Liens solely on assets of Foreign Subsidiaries (other than the Swiss Borrower) securing Indebtedness permitted under Section 6.01(r); and (p) Liens granted by the Company to Commerzbank solely on SES Drafts securing Indebtedness permitted by Section 6.01(t). [3] Notwithstanding the foregoing, none of the Liens permitted pursuant to this Section 6.02 may at any time attach to any Loan Party’s (i) Accounts, other than those permitted under clause (a) of the definition of Permitted Encumbrances and clause (a) above and (ii) Inventory, other than those permitted under clauses (a) and (b) of the definition of Permitted Encumbrances and clause (a) above. SECTION 6.03 Fundamental Changes. (a) No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it (except in connection with a Permitted Acquisition), or otherwise Dispose of all or substantially all of its assets (other than as permitted by Section 6.04), or all or substantially all of the stock of any of its Subsidiaries (other than as permitted by Section 6.04) (in each case, whether now owned or hereafter acquired), or liquidate, divide or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, (i) any Subsidiary that is not a Loan Party may merge into another Subsidiary that is not a Loan Party or into a Loan Party (provided that if a Loan Party is a party to such transaction, the surviving entity must be a Loan Party), (ii) any Loan Party may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party (provided that if a Borrower is a party to such transaction, the surviving entity must be a Borrower) and (iii) any Subsidiary that is not a Loan Party may liquidate, divide or dissolve if the Borrowers determine in good faith that such liquidation, division or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lender; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04. (b) No Loan Party will, nor will it permit any Subsidiary to, consummate a Division as the Dividing Person, without the prior written consent of the Lender; provided, that notwithstanding the foregoing, any Subsidiary that is not a Loan Party may consummate a Division if the Borrowers determine in good faith that such Division is in the best interests of the Borrowers and is not materially

70 disadvantageous to the Lender. Without limiting the foregoing, if any Loan Party that is a limited liability company consummates a Division (with or without the prior consent of Lender as required above), each Division Successor shall be required to comply with the obligations set forth in Section 5.14 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents. (c) No Loan Party will, nor will it permit any Subsidiary to, engage in any business other than businesses of the type conducted by the Borrowers and their Subsidiaries on the date hereof and businesses reasonably related, complementary or ancillary thereto or constituting a reasonable extension thereof. (d) No Loan Party will, nor will it permit any Subsidiary to, change its fiscal year or any fiscal quarter from the basis in effect on the Effective Date. (e) Except changes made in accordance with GAAP, no Loan Party will change the accounting basis upon which its financial statements are prepared. SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any Subsidiary to, form any subsidiary after the Effective Date, or purchase, hold or acquire (including pursuant to any merger with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any Indebtedness of, any other Person, or consummate any Acquisition, except: (a) Permitted Investments, subject to control agreements in favor of the Lender or otherwise subject to a perfected security interest in favor of the Lender, in each case to the extent required by the Loan Documents; (b) investments in existence on the date hereof and described in Schedule 6.04 to the Disclosure Letter; (c) investments by the Borrowers and the Subsidiaries in Equity Interests in their respective Subsidiaries, provided that (i) any such Equity Interests directly held by a Loan Party shall be pledged pursuant to the Collateral Documents in accordance with (and to the extent required by) Section 5.14 and (ii) the aggregate amount of investments by Loan Parties in Subsidiaries that are not Loan Parties (together with outstanding intercompany loans permitted under Section 6.04(d) and outstanding Guarantees permitted under Section 6.04(e)) shall not exceed $2,000,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs); (d) loans or advances made by any Loan Party to any Subsidiary and made by any Subsidiary to a Loan Party or any other Subsidiary, provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Security Agreement or the Swiss Collateral Documents and (ii) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding investments permitted under Section 6.04(c) and outstanding Guarantees permitted under Section 6.04(e)) shall not exceed $2,000,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs); (e) Guarantees constituting Indebtedness permitted by Section 6.01, provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party (together with outstanding investments permitted under clause (ii) to the

71 proviso to Section 6.04(c) and outstanding intercompany loans permitted under clause (ii) to the proviso to Section 6.04(d)) shall not exceed $2,000,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs); (f) (i) loans or advances made by a Loan Party or any Subsidiary to its employees, consultants, officers or directors on an arms-length basis in the ordinary course of business for travel and entertainment expenses, relocation costs and similar purposes in an aggregate amount not to exceed $500,000 at any time outstanding and (ii) loans to employees, consultants, officers or directors relating to the purchase of equity securities of the Company or its Subsidiaries pursuant to employee stock purchase plans or agreements in an aggregate amount not to exceed $500,000 at any time outstanding; (g) notes payable, or stock or other securities issued by Account Debtors to a Loan Party in connection with the bankruptcy or reorganization of such Account Debtors or pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business; (h) investments in the form of Swap Agreements permitted by Section 6.07; (i) investments of any Person existing at the time such Person becomes a Subsidiary of the Company or consolidates or merges with the Company or a Subsidiary (including in connection with a Permitted Acquisition), so long as such investments were not made in contemplation of such Person becoming a Subsidiary or of such merger; (j) investments received in connection with the disposition of assets permitted by Section 6.05; (k) investments constituting deposits described in clauses (c) and (d) of the definition of the term “Permitted Encumbrances”; (l) investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business and any deposits, prepayments and other credits to suppliers or vendors made in the ordinary course of business; (m) investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (n) Permitted Acquisitions; and (o) other investments not exceeding $1,000,000 in the aggregate outstanding at any time. For purposes of covenant compliance with this Section 6.04, the amount of any investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such investment, less any amount paid, repaid, returned, distributed or otherwise received in cash in respect of such investment. SECTION 6.05 Asset Sales. No Loan Party will, nor will it permit any Subsidiary to, Dispose of any asset, including any Equity Interests owned by it, nor will any Borrower permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to another Borrower or another Subsidiary in compliance with Section 6.04), except:

72 (a) Dispositions of (i) Inventory in the ordinary course of business, (ii) used, obsolete, worn out or surplus equipment or property in the ordinary course of business and (iii) the abandonment or dedication to the public of intellectual property that is not material to the business of the Company and its Subsidiaries; (b) Dispositions of assets to any Borrower or any Subsidiary, provided that (i) any such Dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09 and (ii) any Dispositions among Loan Parties shall be permitted only so long as the transferee Loan Party is in the same country as the transferor Loan Party or such Disposition is to a Loan Party organized in the U.S.; (c) Dispositions or discounting of Accounts (excluding sales or dispositions in a factoring arrangement) in connection with the compromise, settlement or collection thereof; (d) Dispositions of Permitted Investments and other investments permitted by clauses (h) and (k) of Section 6.04; (e) Sale and Leaseback Transactions permitted by Section 6.06; (f) Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Borrower or any Subsidiary; (g) Dispositions of assets (other than Equity Interests in a Subsidiary unless all Equity Interests in such Subsidiary are sold) that are not permitted by any other clause of this Section, provided that the aggregate fair market value of all assets Disposed of in reliance upon this paragraph (g) shall not exceed $1,000,000 during any fiscal year of the Company; (h) to the extent constituting Dispositions, (i) Liens permitted by Section 6.02, (ii) transactions permitted by Section 6.03, (iii) the making of any investment permitted by Section 6.04, (iv) the making of Restricted Payments permitted by Section 6.08 and (v) the unwinding of any Swap Agreement; (i) the use, transfer or disposition of cash in a manner that is not prohibited by this Agreement; (j) the settlement, waiver, release or surrender of claims or litigation rights of any kind; and (k) Dispositions of SES Drafts made pursuant to the terms and conditions of the SES Purchase Agreement. [3] provided that all leases and Dispositions permitted under this Section 6.05 (other than those permitted by paragraphs (a)(iii), (b), (c), (f), (h), (i) and (j) above) shall be made for fair value and for at least 75% consideration comprised of cash and/or Permitted Investments. SECTION 6.06 Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a “Sale and Leaseback Transaction”), except for

73 any such sale of any fixed or capital assets by any Borrower or any Subsidiary that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within 180 days after such Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset. SECTION 6.07 Swap Agreements. No Loan Party will, nor will it permit any Subsidiary to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of any Borrower or any Subsidiary), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Borrower or any Subsidiary. SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness. (a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, except (i) the Borrowers may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Borrowers may make Restricted Payments, not exceeding $1,000,000 during any fiscal year of the Company, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrowers and their Subsidiaries, (iv) the Company may issue Equity Interests and make cash payment in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for such Equity Interests in an aggregate amount not to exceed $100,000, (v) the Company may purchase its Equity Interests in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise or the vesting of restricted stock units or in connection with the satisfaction of withholding tax obligations, (vi) the Company may the Company may purchase for value any rights distributed in connection with any stockholders rights plan adopted by the Company; (vii) the Swiss Borrower may pay dividends or distributions to the Company, and (viii) the Company may make other Restricted Payments in an aggregate amount not to exceed $500,000 in any fiscal year, so long as, at the time of such Restricted Payment and after giving effect thereto on a pro forma basis, (A) no Event of Default exists and (B) the Company is in compliance with the financial covenants set forth in Section 6.12. (b) No Loan Party will, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except: (i) payment of Indebtedness created under the Loan Documents; (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness permitted under Section 6.01, other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof; (iii) refinancings of Indebtedness to the extent permitted by Section 6.01; and

74 (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of or casualty event involving the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by the terms of Section 6.05; (v) the conversion of Indebtedness of any Loan Party or any Subsidiary into Equity Interests of the Company and the payment of cash in lieu of fractional shares in connection with such conversion; provided the portion of such Indebtedness paid in cash shall not exceed $100,000; and (vi) required payments of cash or deliveries in shares of Common Stock or any combination thereof (or other securities or property following a merger event, reclassification or other change of the Common Stock) (and cash in lieu of fractional shares) pursuant to the terms of, and otherwise perform its obligations under, the Convertible Notes (including, without limitation, making payments of interest and principal thereon, making payments due upon required repurchase or redemption thereof and/or making payments and deliveries upon conversion thereof). SECTION 6.09 Transactions with Affiliates. No Loan Party will, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to such Loan Party or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate or between or among Subsidiaries that are not Loan Parties, (c) any investment permitted by Sections 6.04(c), 6.04(d), 6.04(e) or 6.04(o), (d) any Indebtedness permitted under Section 6.01(c), (e) any Restricted Payment permitted by Section 6.08, (f) loans or advances to employees permitted under Section 6.04(f), (g) the payment of reasonable fees to directors of any Borrower or any Subsidiary who are not employees of such Borrower or any Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrowers or their Subsidiaries in the ordinary course of business, (h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by a Borrower’s board of directors, and (ji) as set forth on Schedule 6.09 to the Disclosure Letter. SECTION 6.10 Restrictive Agreements. No Loan Party will, nor will it permit any Subsidiary to, directly or indirectly enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any Equity Interests or to make or repay loans or advances to any Borrower or any other Subsidiary or to Guarantee Indebtedness of any Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by any Requirement of Law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 to the Disclosure Letter (but shall apply to any amendment or modification expanding the scope of any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of the Company or any Subsidiary or assets of the Company or any Subsidiary, in each case, pending such sale, provided such restrictions and conditions apply only to the Person or assets that are to be sold and such sale is permitted hereunder or all Secured Obligations will be Paid in Full, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness or other secured obligations

75 permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment or encumbrance thereof, (vi) the foregoing shall not apply to restrictions and conditions in any indenture, agreement, document, instrument or other arrangement relating to the assets or business of any Subsidiary existing prior to the consummation of an acquisition in which such Subsidiary was acquired (and not created in contemplation of such acquisition), (vii) clause (a) of the foregoing shall not apply to customary provisions in joint venture agreements (and other similar agreements) (provided that such provisions apply only to such joint venture and to Equity Interests in such joint venture), (viii) clause (b) of the foregoing shall not apply to customary net worth provisions or similar financial maintenance provisions contained in real property leases, and (ix) clause (b) of the foregoing shall not apply to restrictions requiring minimum reserves of cash or other deposits, in each case, imposed by customers of the Company or any Subsidiary under contracts entered into in the ordinary course of business. SECTION 6.11 Amendment of Material Documents. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to any Subordinated Indebtedness, except to the extent permitted under the intercreditor agreement or subordination agreement applicable to such Subordinated Indebtedness, (b) the Convertible Notes, the 2020 Notes Indenture, the 2024 Notes Indenture or any other documents, agreements or instruments executed in connection therewith, (c) its charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents, or (d) the SES Purchase Agreement, in each case, to the extent any such amendment, modification or waiver would be materially adverse to the Lender. [3] SECTION 6.12 Financial Covenants. (a) Liquidity. The Company shall have Liquidity of not less than $20,000,000 as of the end of each fiscal quarter of the Company. (b) Minimum EBITDA. The Company shall have EBITDA, determined as of the end of each fiscal quarter of the Company for the period of the four consecutive fiscal quarters ending on such date, of not less than $1. (c) Adjusted Quick Ratio. The Company will not permit the Adjusted Quick Ratio, determined on the last day of each fiscal quarter of the Company, to be less than 1.10 to 1.00. ARTICLE VII Events of Default If any of the following events (“Events of Default”) shall occur: (a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable and such failure shall continue unremedied for 3 days;

76 (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in, or in connection with, this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished by any Loan Party pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been materially incorrect when made or deemed made; (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence) or 5.09 or in Article VI; (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d)), and such failure shall continue unremedied for a period of (i) 5 days after the earlier of any Responsible Officer of Loan Party having knowledge of such breach or notice thereof from the Lender if such breach relates to terms or provisions of Section 5.01, 5.02 (other than Section 5.02(a)), 5.03 through 5.07, 5.11, 5.12, 5.14 or 5.15 of this Agreement or (ii) 30 days after the earlier of any Responsible Officer of Loan Party having knowledge of such breach or notice thereof from the Lender if such breach relates to terms or provisions of any other Section of this Agreement; (f) any Loan Party or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, after giving effect to any applicable grace period in the applicable instrument or agreement evidencing such Material Indebtedness; (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (w) secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness to the extent such sale, transfer or other disposition is not prohibited by this Agreement, (x) a voluntary prepayment of such Indebtedness or a voluntary refinancing of such Indebtedness permitted by the terms of Section 6.01, (y) any early payment requirement or unwinding or termination with respect to any Swap Agreement not arising as a result of a default by the Company or any Subsidiary thereunder or (z) any repurchase, prepayment, defeasance, redemption, conversion or settlement with respect to the Convertible Notes pursuant to their terms unless such repurchase, prepayment, defeasance, redemption, conversion or settlement is required as a result of a default thereunder, a “Fundamental Change” as defined thereunder or an event that constitutes an Event of Default under this Agreement; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of a Loan Party (other than the Swiss Borrower) or any Subsidiary or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party (other than the Swiss Borrower) or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

77 (i) any Loan Party (other than the Swiss Borrower) or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or Subsidiary of any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) any Loan Party (other than the Swiss Borrower) or any Subsidiary shall become unable, admit in writing its inability, or publicly declare its intention not to, or fail generally, to pay its debts as they become due; (k) a Swiss Insolvency Event shall occur; (l) one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 (to the extent not covered by a creditworthy insurer that has not denied coverage) shall be rendered against any Loan Party, any Subsidiary or any combination thereof and the same shall remain undischarged or unsatisfied for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any Subsidiary to enforce any such judgment; (m) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (n) a Change in Control shall occur; (o) except as permitted by this Agreement or any separate Guarantee, the Loan Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty, or any Guarantor shall fail to comply with any of the material terms or provisions of the Loan Guaranty to which it is a party, or any Guarantor shall deny in writing that it has any further liability under the Loan Guaranty to which it is a party, or shall give notice to such effect, including, but not limited to notice of termination delivered pursuant to Section 9.08, except in each case where due to such Loan Party’s liquidation, dissolution, merger or consolidation permitted under this Agreement; (p) except as permitted by the terms of this Agreement or any Collateral Document, (i) any Collateral Document shall for any reason fail to create a valid security interest in any material Collateral purported to be covered thereby, or (ii) any Lien securing any Secured Obligation shall cease to be a perfected (to the extent required by the Loan Documents), first priority Lien (subject to Liens permitted by Section 6.02); (q) except as permitted by the terms of this Agreement or any Collateral Document or as the result of an action or failure to act on the part of the Lender, any Collateral Document shall fail to remain in full force or effect or any action shall be taken by any Loan Party to discontinue or to assert the invalidity or unenforceability of any Collateral Document; or (r) except as permitted by the terms of this Agreement or the applicable Loan Document, any material provision of any Loan Document for any reason ceases to be valid, binding and

78 enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction that evidences its assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); then, and in every such event (other than an event with respect to the Borrowers described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Lender may, by notice to the Borrower Representative, take either or both of the following actions, at the same or different times: (i) terminate the Revolving Commitment, whereupon the Revolving Commitment shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees (including, for the avoidance of doubt, any break funding payment) and other obligations of the Borrowers accrued hereunder and under any other Loan Document, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers to the fullest extent permitted by applicable law, and (iii) require cash collateral for the LC Exposure in accordance with Section 2.04(h) hereof; and in the case of any event with respect to either Borrower described in clause (h) or (i) of this Article, the Revolving Commitment shall automatically terminate and the principal of the Loans then outstanding, and cash collateral for the LC Exposure, together with accrued interest thereon and all fees (including, for the avoidance of doubt, any break funding payments) and other obligations of the Borrowers accrued hereunder and under any other Loan Documents shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers to the fullest extent permitted by applicable law. Upon the occurrence and during the continuance of an Event of Default, the Lender may increase the rate of interest applicable to the Loans and other Obligations as set forth in this Agreement and exercise any rights and remedies provided to the Lender under the Loan Documents or at law or equity, including all remedies provided under the UCC. ARTICLE VIII Miscellaneous SECTION 8.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows: (i) if to any Loan Party, to it in care of the Borrower Representative at: Harmonic Inc. 4300 North First Street San Jose, California 95134 Attention: General Counsel Fax No: (408) 542-2521 Email: harmoniclegal@harmonicinc.com (ii) if to JPMorgan Chase Bank, N.A. at: JPMorgan Chase Bank, N.A.

79 237 Park Avenue, 6th Floor New York, NY 10017 Attention: Ted Karsos Email: ted.karsos@jpmorgan.com All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, (ii) sent by fax shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (iii) delivered through Electronic Systems to the extent provided in paragraph (b) below shall be effective as provided in such paragraph. (b) Notices and other communications to the Lender or any Loan Party hereunder may be delivered or furnished by using Electronic Systems pursuant to procedures approved by the Lender; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance and no Default certificates delivered pursuant to Sections 5.01(c) and 5.01(d) unless otherwise stated or agreed by the Lender. Each of the Lender and the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by using Electronic Systems pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient. (c) Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. SECTION 8.02 Waivers; Amendments. (a) No failure or delay by the Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Lender may have had notice or knowledge of such Default at the time.

80 (b) NeitherSubject to Section 2.12(c), neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Lender or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Lender and the Loan Party or Loan Parties that are parties thereto. Notwithstanding anything herein to the contrary, the Lender shall not be liable for, or be responsible for any claim, liability, loss, cost or expense suffered by any Borrower, any other Loan Party or any Subsidiary as a result of, any determination of the Revolving Exposure, any of the component amounts thereof or any portion thereof attributable to the Lender or any Dollar Equivalent. SECTION 8.03 Expenses; Limitation of Liability; Indemnity; Damage WaiverEtc. (a) Expenses. The Loan Parties, jointly and severally, shall pay all (x) reasonable out-of-pocket expenses incurred by the Lender and its Affiliates, including the reasonable fees, charges and disbursements of outside counsel for the Lender, in connection with the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (y) reasonable out-of-pocket expenses incurred by the Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (z) out-of-pocket expenses incurred by the Lender, including the fees, charges and disbursements of any outside counsel for the Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Expenses being reimbursed by the Loan Parties under this Section include, without limiting the generality of the foregoing, fees, costs and expenses incurred in connection with: (i) appraisals and insurance reviews (subject to the limitations in Section 5.06); (ii) field examinations and the preparation of Reports based on the fees charged by a third party retained by the Lender or the internally allocated fees for each Person employed by the Lender with respect to each field examination (subject to the limitations in Section 5.06); (iii) background checks regarding senior management and/or key investors, as deemed necessary or appropriate in the sole discretion of the Lender; (iv) Taxes, fees and other charges for (A) lien and title searches and title insurance and (B) recording the Collateral Documents, filing financing statements and continuations, and other actions to perfect, protect, and continue the Lender’s Liens; (v) sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and (vi) forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. All of the foregoing fees, costs and expenses may be charged to the Borrowers as Revolving Loans or to another deposit account, all as described in Section 2.16(c).

81 (b) Limitation of Liability. To the extent permitted by applicable law (i) neither the Borrowers nor any other Loan Party shall assert, and each Borrower and each Loan Party hereby waives, any claim against the Lender and any Related Party of the Lender (each such Person being called a “Lender Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet), except to the extent determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 8.03(b) shall relieve any Borrower or any other Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in Section 8.03(c), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (c) (b) Indemnity. The Loan Parties, jointly and severally, shall indemnify the Lender, and each Related Party of the Lender (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilitiesLiabilities and related expenses, including the fees, charges and disbursements of one firm counsel for all such Indemnitees (plus one local counsel in each reasonably necessary jurisdiction) and in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Company of such conflict and thereafter retains its own counsel, another firm of counsel for each such affected Indemnitee, in each case, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or Subsidiary, (iv) the failure of a Loan Party to deliver to the Lender the required receipts or other required documentary evidence with respect to a payment made by such Loan Party for Taxes pursuant to Section 2.15, or (v) any actual or prospective claim, litigation, investigation, arbitration or proceedingProceeding relating to any of the foregoing, whether or not such claim, litigation, investigation, arbitration or proceedingProceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilitiesLiabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (x) the gross negligence or willful misconduct of such Indemnitee, (y) a material breach in bad faith by such Indemnitee of its express obligations under any Loan Document pursuant to a claim made by any Loan Party, or (z) any dispute solely among Indemnitees that do not involve any act or omission by the Company or any of its Subsidiaries. This Section 8.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc., arising from a non-Tax claim. (c) To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, (i) for any damages arising from the use by

82 others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), except to the extent determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this paragraph (c) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (d) Payments. All amounts due under this Section shall be payable promptly after written demand therefor. SECTION 8.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Lender that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) Lender may not assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 8.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of the Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) The Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Revolving Commitment and the Loans at any time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of the Borrower Representative, provided that the Borrower Representative shall be deemed to have consented to an assignment of all or a portion of the Loans and the Revolving Commitment unless it shall object thereto by written notice to the Lender within 5 Business Days after having received notice thereof, and provided further that no consent of the Borrower Representative shall be required for an assignment to an Affiliate of the Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee. (c) The Lender, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices in the United States a copy of each assignment delivered to it and a register for the recordation of the names and addresses of any Person to whom a portion of the Loans and/or the Revolving Commitment is assigned, together with the Revolving Commitment of and principal amounts (and stated interest) of the Loans owing to such Person pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers and the Lender shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and the Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) The Lender may, without the consent of, or notice to, the Borrowers, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of the Lender’s rights and/or obligations under this Agreement (including all or a portion of the Revolving Commitment

83 and/or Letters of Credit and/or the Loans owing to it); provided that (i) the Lender’s obligations under this Agreement shall remain unchanged; (ii) the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Borrowers shall continue to deal solely and directly with the Lender in connection with the Lender’s rights and obligations under this Agreement. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 (subject to the requirements and limitations therein) to the same extent as if it were the Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.08 as though it were the Lender. If the Lender shall sell a participation, it shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that the Lender shall have no obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in the Revolving Commitment, any Loans or Letters of Credit or its other obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that the Revolving Commitment, such Loan, such Letter of Credit or such other obligation is in registered form under Section 5f.103-1(c) of the U.S. Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and the Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (e) A transfer or assignment may only be made if it would not result in any non-compliance with the Swiss Non-Bank Rules (it being agreed that each of the Lender and the Company may, without independent verification, rely on the status confirmation made by a new lender), unless the transfer is made at a time when an Event of Default is continuing. (f) The Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of the Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release the Lender from any of its obligations hereunder or substitute any such pledgee or assignee for the Lender as a party hereto. SECTION 8.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Revolving Commitment has not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and Section 8.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the

84 repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Commitment or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. SECTION 8.06 Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Lender constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement by fax, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 8.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of thean actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State; provided that nothing herein shall require the Lender to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Lender has agreed to accept any Electronic Signature, the Lender shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrowers or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Lender, the Borrowers and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Lender may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect,

85 validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender Related Person for any Liabilities arising solely from the Lender’s reliance on or use of Electronic Signatures and Records Act,/or transmissions by telecopy, emailed pdf. or any other similar state laws based on the Uniform Electronic Transactions Actelectronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. (c) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. SECTION 8.07 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 8.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, the Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by the Lender or any Affiliate to or for the credit or the account of any Loan Party against any and all of the Secured Obligations, irrespective of whether or not the Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Loan Parties may be contingent or unmatured or are owed to a branch office or Affiliate of the Lender different from the branch office or Affiliate holding such deposit or obligated on such indebtedness. The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which the Lender may have. SECTION 8.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks. (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any U.S. federal or New York State court sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Documents, the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Lender or any of its Related Parties may only) be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Lender may otherwise have

86 to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 8.10 California Judicial Reference. IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST THE BORROWERS OR THE LENDER IN CONNECTION WITH ANY CONTROVERSY, DISPUTE OR CLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) (EACH, A “CLAIM”) AND THE WAIVER SET FORTH IN THE PRECEDING PARAGRAPH IS NOT ENFORCEABLE IN SUCH ACTION OR PROCEEDING, THE BORROWERS AND THE LENDER (BY ITS ACCEPTANCE HEREOF) AGREE AS FOLLOWS: (a) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN PARAGRAPH (b) BELOW, ANY CLAIM WILL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.2, INCLUDING ANY REVISION OR REPLACEMENT OF SUCH STATUTES OR RULES HEREAFTER ENACTED. THE BORROWERS AND THE LENDER INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638, INCLUDING ANY REVISION OR REPLACEMENT OF SUCH STATUTE OR RULE HEREAFTER ENACTED. EXCEPT AS OTHERWISE PROVIDED IN THIS AND THE OTHER RELATED DOCUMENTS, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN THE STATE OR FEDERAL COURT IN THE COUNTY OR DISTRICT WHERE VENUE IS OTHERWISE APPROPRIATE UNDER APPLICABLE LAW. (b) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (i) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY; (ii) EXERCISE OF SELF-HELP REMEDIES (INCLUDING, WITHOUT LIMITATION, SETOFF); (iii) APPOINTMENT OF A RECEIVER; AND (iv) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING, WITHOUT LIMITATION, WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF THE BORROWERS OR THE LENDER TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (i) THROUGH (iv) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF THE BORROWERS OR THE LENDER TO A REFERENCE PROCEEDING PURSUANT TO THIS DOCUMENT. (c) UPON THE WRITTEN REQUEST OF THE BORROWERS OR THE LENDER, THE BORROWERS AND THE LENDER SHALL SELECT A SINGLE REFEREE, WHO

87 SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE BORROWERS AND THE LENDER DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST THEN THE BORROWERS OR THE LENDER MAY REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B), INCLUDING ANY REVISION OR REPLACEMENT OF SUCH STATUTE OR RULE HEREAFTER ENACTED. (d) ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN THE BORROWERS OR THE LENDER SO REQUESTS, A COURT REPORTER WILL BE USED AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE. (e) THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE BORROWERS AND THE LENDER SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND MAY ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA. THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING, WITHOUT LIMITATION, MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT THE REFEREE’S DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. (f) THE BORROWERS AND THE LENDER RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. SECTION 8.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 8.12 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

88 SECTION 8.13 Confidentiality. The Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), in which case the Lender shall promptly notify the Borrowers, in advance, to the extent permitted by law, (c) to the extent required by any Requirement of Law or by any subpoena or similar legal process, in which case the Lender shall promptly notify the Borrowers, in advance, to the extent permitted by law, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower Representative, (h) on a confidential basis to (x) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided for herein or (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein, or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Lender on a non-confidential basis from a source other than the Borrowers. For the purposes of this Section, “Information” means all information received from the Borrowers relating to the Borrowers or their business, other than any such information that is available to the Lender on a non-confidential basis prior to disclosure by the Borrowers; provided that, in the case of information received from the Borrowers after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 8.14 Non-reliance; Violation of Law. The Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U) for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, the Lender shall not be obligated to extend credit to the Borrowers in violation of any Requirement of Law. SECTION 8.15 USA PATRIOT Act. The Lender is subject to the requirements of the USA PATRIOT Act and hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow the Lender to identify such Loan Party in accordance with the USA PATRIOT Act. SECTION 8.16 Disclosure. Each Loan Party hereby acknowledges and agrees that the Lender and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with, any of the Loan Parties and their respective Affiliates. SECTION 8.17 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or

89 reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to the Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by the Lender. SECTION 8.18 No Fiduciary Duty, etc. (a) Each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that the Lender will not have any obligations except those obligations expressly set forth herein and in the other Loan Documents and the Lender is acting solely in the capacity of an arm’s length contractual counterparty to the Borrowers with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrowers or any other person. Each Borrower agrees that it will not assert any claim against the Lender based on an alleged breach of fiduciary duty by the Lender in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that the Lender is not advising the Borrowers as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrowers shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Lender shall have no responsibility or liability to any Borrower with respect thereto. (b) Each Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that the Lender, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, the Lender may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrowers and other companies with which the Borrowers may have commercial or other relationships. With respect to any securities and/or financial instruments so held by the Lender or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. (c) In addition, each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that the Lender and its Affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrowers may have conflicting interests regarding the transactions described herein and otherwise. The Lender will not use confidential information obtained from any Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrowers in connection with the performance by the Lender of services for other companies, and the Lender will not furnish any such information to other companies. Each Borrower also acknowledges that the Lender has no obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to any Borrower, confidential information obtained from other companies. SECTION 8.19 Marketing Consent. The Borrowers hereby authorize the Lender, at its sole expense, but without any prior approval by any Borrower, to publish such tombstones and give such other publicity to this Agreement as it may from time to time determine in its sole discretion. The foregoing authorization shall remain in effect unless the Borrower Representative notifies the Lender in writing that such authorization is revoked.

90 ARTICLE IX Loan Guaranty SECTION 9.01 Guaranty. Each Loan Guarantor hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely and unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses including, without limitation, all court costs and reasonable and documented attorneys’ and paralegals’ fees and expenses paid or incurred by the Lender in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, any Borrower, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the “Guaranteed Obligations”); provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor. Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. Notwithstanding anything to the contrary in any Loan Document, (i) the Swiss Borrower shall not be obligated to repay any Obligations of the Company or any Guarantor that is a Domestic Subsidiary, and no Collateral of the Swiss Borrower shall secure or be deemed to secure any Obligations of the Company or any Guarantor that is a Domestic Subsidiary, and (ii) the parties to this Agreement acknowledge and agree that the Obligations of each Borrower are separate obligations, and nothing herein or in the other Loan Documents shall be construed or interpreted to cause the Swiss Borrower to be considered a pledgor or guarantor of any Obligations of the Company or any Guarantor that is a Domestic Subsidiary pursuant to Section 956(d) of the Code and the Treasury Regulations thereunder, including by reason of Section 1.956-2(c) of the Treasury Regulations. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of the Lender that extended any portion of the Guaranteed Obligations. SECTION 9.02 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives to the fullest extent permitted by applicable law any right to require the Lender to sue any Borrower, any other Loan Guarantor, any other guarantor of, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations. SECTION 9.03 No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the Payment in Full of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets, or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Lender or any other Person, whether in connection herewith or in any unrelated transactions.

91 (b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof. (c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the Payment in Full of the Guaranteed Obligations). SECTION 9.04 Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower, any Loan Guarantor or any other Obligated Party, other than the Payment in Full of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person. Each Loan Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. The Lender may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty, except to the extent the Guaranteed Obligations have been Paid in Full. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security. SECTION 9.05 Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Lender. SECTION 9.06 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Lender

92 is in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Lender. SECTION 9.07 Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that the Lender shall not have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks. SECTION 9.08 Termination. The Lender may continue to make loans or extend credit to the Borrowers based on this Loan Guaranty until 5 days after it receives written notice of termination from any Loan Guarantor. Notwithstanding receipt of any such notice, each Loan Guarantor will continue to be liable to the Lender for any Guaranteed Obligations created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of such Guaranteed Obligations. Nothing in this Section 9.08 shall be deemed to constitute a waiver of, or eliminate, limit, reduce or otherwise impair any rights or remedies the Lender may have in respect of, any Default or Event of Default that shall exist under clause (o) of Article VII hereof as a result of any such notice of termination. SECTION 9.09 Taxes. Each payment of the Guaranteed Obligations will be made by each Loan Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Loan Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Loan Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Loan Guarantor shall be increased as necessary so that, net of such withholding for Indemnified Taxes (including such withholding for Indemnified Taxes applicable to additional amounts payable under this Section), the Lender receives the amount it would have received had no such withholding for Indemnified Taxes been made. SECTION 9.10 Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transactions Act or similar statute or common law. In determining the limitations, if any, on the amount of any Loan Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account. SECTION 9.11 Contribution. (a) To the extent that any Loan Guarantor shall make a payment under this Loan Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Loan Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Loan Guarantor if each Loan Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Loan Guarantor’s Allocable Amount, as defined below (as determined immediately prior to such Guarantor Payment), bore to the aggregate Allocable Amounts of each of the Loan Guarantors as

93 determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment, the Payment in Full of the Guaranteed Obligations and the termination of this Agreement, such Loan Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. (b) As of any date of determination, the “Allocable Amount” of any Loan Guarantor shall be equal to the excess of the fair saleable value of the property of such Loan Guarantor over the total liabilities of such Loan Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Loan Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Loan Guarantors as of such date in a manner to maximize the amount of such contributions. (c) This Section 9.11 is intended only to define the relative rights of the Loan Guarantors, and nothing set forth in this Section 9.11 is intended to or shall impair the obligations of the Loan Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty. (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Guarantor or Loan Guarantors to which such contribution and indemnification is owing. (e) The rights of the indemnifying Loan Guarantors against other Loan Guarantors under this Section 9.11 shall be exercisable upon the Payment in Full of the Guaranteed Obligations and the termination of this Agreement. SECTION 9.12 Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Article IX is in addition to and shall be cumulative with all liabilities of each Loan Party to the Lender under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. SECTION 9.13 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 9.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 9.13 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 9.13 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 9.13 constitute, and this Section 9.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

94 ARTICLE X The Borrower Representative. SECTION 10.01 Appointment; Nature of Relationship. The Company is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the “Borrower Representative”) hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual representative upon the express conditions contained in this Article X. Additionally, the Borrowers hereby appoint the Borrower Representative as their agent to receive all of the proceeds of the Loans in the Funding Account, at which time the Borrower Representative shall promptly disburse such Loans to the appropriate Borrower(s), provided that, in the case of a Revolving Loan, such amount shall not exceed the Aggregate Availability or the Availability of such Borrower(s). The Lender, and its respective officers, directors, agents or employees, shall not be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section 10.01. SECTION 10.02 Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers or any obligation to the Lender to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative. SECTION 10.03 Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers. SECTION 10.04 Notices. Each Borrower shall immediately notify the Borrower Representative of the occurrence of any Default or Event of Default hereunder, shall refer to this Agreement, shall describe such Default or Event of Default, and shall state that such notice is a “notice of default”. In the event that the Borrower Representative receives such a notice, the Borrower Representative shall give prompt notice thereof to the Lender. Any notice provided to the Borrower Representative hereunder shall constitute notice to each Borrower on the date received by the Borrower Representative. SECTION 10.05 Successor Borrower Representative. Upon the prior written consent of the Lender, the Borrower Representative may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Representative. SECTION 10.06 Execution of Loan Documents; Borrowing Base Certificate. The Borrowers hereby empower and authorize the Borrower Representative, on behalf of the Borrowers, to execute and deliver to the Lender the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including the Borrowing Base Certificate and the Compliance Certificates. Each Borrower agrees that any action taken by the Borrower Representative or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers.

95 SECTION 10.07 Reporting. Each Borrower hereby agrees that such Borrower shall furnish promptly after each fiscal month to the Borrower Representative a copy of its Borrowing Base Certificate and any other certificate or report required hereunder or requested by the Borrower Representative on which the Borrower Representative shall rely to prepare the Borrowing Base Certificate and the Compliance Certificate required pursuant to the provisions of this Agreement. ARTICLE XI Limitations for Swiss Borrower. SECTION 11.01 Limitations for Swiss Borrower (a) Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, the fulfilment of any obligation of, and the application of proceeds from the enforcement of any guaranty (including the Loan Guaranty) or security interest granted by, the Swiss Borrower under this Agreement or under any other Loan Document (including the Swiss Collateral Documents) to satisfy obligations of another Loan Party (other than obligations of any of the Swiss Borrower’s wholly-owned Subsidiaries) (“Restricted Obligations”) shall be limited to the maximum amount permitted by law at the time of fulfilment or enforcement (as the case may be) (“Limitation”). (b) The Limitation shall not release the Swiss Borrower from the fulfilment of its obligations or the application of enforcement proceeds in excess of the Limitation, but merely postpone the performance date thereof until such time as it is again permitted notwithstanding the Limitation. The Swiss Borrower shall take all action and cause all action to be taken to enable the fulfilment of its obligations or the application of enforcement proceeds as soon as possible and in an amount as large as possible notwithstanding the Limitation. In particular, to the extent permitted by law and Swiss accounting standards and upon request by the Lender, the Swiss Borrower shall: (i) write up or sell any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of a sale, however, only if such assets are not necessary for the Swiss Borrower’s business (nicht betriebsnotwendig); and (ii) reduce its quota capital to the minimum allowed under then applicable law. (c) To the extent that the fulfilment of any obligation or the application of proceeds from the enforcement of any guaranty or security interest to satisfy Restricted Obligations are subject to Swiss Withholding Tax, the Swiss Borrower: (i) shall (A) use its best efforts to procure that the fulfilment of such obligation or the application of such enforcement proceeds can be made without deduction of Swiss Withholding Tax by discharging the liability of such tax by notification pursuant to applicable law rather than payment of the tax; (B) if the notification procedure pursuant to sub-paragraph (A) above does not apply, deduct the Swiss Withholding Tax at such rate (x) as in force from time to time or (y) as provided by any applicable double tax treaties, from the respective amount to be paid and promptly pay any such Swiss Withholding Tax deducted to the Swiss Federal Tax Administration; and (C) provide the Lender with evidence that such a notification of the Swiss Federal Tax Administration has been made or, as the case may be, such Swiss Withholding Tax deducted has been paid to the Swiss Federal Tax Administration;

96 (ii) shall use its best efforts to procure that any person who is entitled to a full or partial refund of the Swiss Withholding Tax deducted pursuant to this paragraph (c) (A) requests a refund of the Swiss Withholding Tax under applicable law as soon as possible; and (B) pays to the Lender upon receipt any amount so refunded to cover any outstanding part of the Restricted Obligation; (iii) notwithstanding anything to the contrary in any Loan Document, shall not be required to gross up, indemnify or hold harmless any Secured Party for the deduction of Swiss Withholding Tax in an amount exceeding the Limitation, provided that this should not in any way limit any obligations of any other Loan Party under the Loan Documents to indemnify the Secured Parties in respect of the deduction of the Swiss Withholding Tax. [Signature Page Follows]